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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

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Digital Angel Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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DIGITAL ANGEL CORPORATION
490 Villaume Avenue
South St. Paul, Minnesota 55075
(651) 455-1621

Notice of Annual Meeting of Stockholders
to Be Held May 6, 2004

To the Stockholders of Digital Angel Corporation:

        Notice is hereby given that the Annual Meeting of Stockholders (the "Annual Meeting") of Digital Angel Corporation, a Delaware corporation (the "Company"), will be held on Thursday, May 6, 2004 at 9:30 a.m. (local time) at the offices of Winthrop & Weinstine, P.A., 225 South Sixth Street, Suite 3500, Minneapolis, Minnesota 55402.

        At the Annual Meeting, the Company's stockholders will be asked to:

  1.
  Elect six (6) directors of the Company to serve until the next annual meeting of stockholders and until their successors are elected and qualified or until their earlier resignation, removal or death;

  2.
  Approve an amendment to the Amended and Restated Digital Angel Corporation Transition Stock Option Plan ("2002 Stock Plan") increasing the number of shares of Company common stock subject to the 2002 Stock Plan;

  3.
  Ratify options granted outside the 2002 Stock Plan to certain officers, directors and key employees of the Company;

  4.
  Ratify the appointment of Eisner LLP as independent auditors for the fiscal year ending December 31, 2004; and

  5.
  Transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

        Only holders of record of the Company's common stock at the close of business on March 29, 2004 are entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.

        Each of you is invited to attend the Annual Meeting in person, if possible. Whether or not you plan to attend in person, please mark, date and sign the enclosed proxy, and mail it promptly. A return envelope is enclosed for your convenience.

                      By Order of the Board of Directors,

                      James P. Santelli, Secretary

April 9, 2004

Whether or not you expect to attend the Annual Meeting,
please sign the proxy and return it in the enclosed envelope or vote by telephone or through the Internet as instructed on the proxy card.

DIGITAL ANGEL CORPORATION
490 Villaume Avenue
South St. Paul, Minnesota 55075
(651) 455-1621

PROXY STATEMENT

SELECTION OF PROXIES

        This proxy statement is being furnished to stockholders of Digital Angel Corporation, a Delaware corporation (the "Company"), in connection with the solicitation of proxies by and on behalf of the Board of Directors of the Company for use at the Annual Meeting of Stockholders ("Annual Meeting") to be held on May 6, 2004 and any adjournment thereof. This proxy statement and the accompanying form of proxy are being mailed to stockholders beginning on or about April 9, 2004. This Proxy Statement and the accompanying Annual Report to Stockholders is for the year ended December 31, 2003.

        The expense of the solicitation of proxies for the Annual Meeting, including the cost of mailing, has been or will be borne by the Company. Arrangements will be made with brokerage houses and other custodian nominees and fiduciaries to send proxies and proxy materials to their principals, and the Company will reimburse them for their expense in so doing. In addition to solicitation by mail, proxies may be solicited by telephone, telegraph or personally.

VOTING AND REVOCATION OF PROXY

        Only holders of record of the Company's Common Stock, par value $0.005 per share, at the close of business on March 29, 2004, the record date for the Annual Meeting, are entitled to notice of and to vote at the Annual Meeting. On the record date, 32,537,702 shares of the Company's common stock were outstanding. Each share of common stock entitles the holder thereof to one vote upon each matter to be presented at the Annual Meeting. A quorum, consisting of a majority of the shares of the Company's common stock entitled to vote at the Annual Meeting, must be present in person or by proxy before action may be taken at the Annual Meeting. Shares represented by a proxy with instructions to abstain on any matter or by a proxy that indicates that the broker does not have discretionary authority to vote on one or more proposals (that is, broker non-votes) will be counted for the purpose of determining the presence of a quorum at the Annual Meeting.

        Each proxy returned to the Company will be voted according to the instructions indicated on the proxy. If no instructions are indicated, the shares will be voted (i) for the election of the nominees for the Board of Directors named in this proxy statement; (ii) for the amendment to increase the number of shares issuable under the Amended and Restated Digital Angel Corporation Transition Stock Option Plan ("2002 Stock Plan"); (iii) for the ratification of options granted outside the 2002 Stock Plan; and (iv) for the ratification of the appointment of Eisner LLP as independent auditors for the fiscal year ending December 31, 2004. Although the Board of Directors knows of no other matters to be presented at the Annual Meeting or any adjournment thereof, all proxies returned to the Company will be voted on any such matter in accordance with the judgment of the proxy holders.

        Instead of submitting a signed proxy card, stockholders may submit their proxies by telephone or through the Internet using the control number and instructions on the proxy card. Telephone and Internet proxies must be used in conjunction with, and will be subject to, the information and terms contained on the proxy card. These procedures may not be available to stockholders who hold their shares through a broker, nominee, fiduciary or other custodian.

        The election of the directors set forth in Proposal 1 requires a plurality of the votes of the shares of common stock present in person or represented by proxy at the Annual Meeting. If a quorum is present, those nominees receiving a plurality of the votes cast will be elected. With respect to Proposals 2, 3 and 4, if a quorum is present, the affirmative vote of a majority of the shares of common stock present in person or represented by proxy at the Annual Meeting is required to approve such matters. If a proxy is returned and the stockholder has abstained from voting on any matter, the shares represented by such proxy will be included in the number of votes present and entitled to vote and will be treated as "no" votes with respect to that matter. Broker non-votes are not counted as shares present and entitled to be voted with respect to the matter on which the broker has expressly not voted. Thus, broker non-votes will not affect the outcome of any of the matters being voted on at the annual meeting. Generally, broker non-votes occur when shares held by a broker for a beneficial owner are not voted with respect to a particular proposal because the broker has not received voting instructions from the beneficial owner and the broker lacks discretionary voting power to vote such shares.

        Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. Proxies may be revoked by:

  •
  giving written notice of such revocation to the Secretary of the Company before or at the Annual Meeting before a vote is taken;

  •
  delivering another written proxy bearing a later date; or

  •
  attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute a revocation of a proxy).

        At March 29, 2004, Applied Digital Solutions, Inc. owned 22,303,506 shares of the Company's outstanding common stock, representing approximately 68.5% of the Company's outstanding common stock and voting power. In addition, Applied Digital Solutions, Inc. holds a warrant to purchase an additional 1,000,000 shares of common stock of the Company. Applied Digital Solutions, Inc. controls the Company within the meaning of Section 801(a) of Part 8 of the Listing Standards, Policies and Requirements of the American Stock Exchange ("AMEX Rules"). Applied Digital Solutions, Inc. has indicated to the Company that it intends to vote for each proposal set forth in this Proxy Statement.

PROPOSAL 1
ELECTION OF DIRECTORS

        The business and affairs of the Company are managed under the direction of its Board of Directors. The Company's Bylaws provide that the Board of Directors shall consist of at least three members. The Board of Directors currently consists of six members. Each Director is elected to serve until the next annual meeting of stockholders and until their successors are elected and qualified or until their earlier resignation, death or removal.

        Stockholders will be asked at the Annual Meeting to elect six Directors. The Board has nominated the six individuals named below to serve as Directors of the Company. The nominees comprise the entire Board, and all nominees now serve as Directors of the Company.

        All nominees have indicated a willingness to serve, if elected. If any nominee becomes unable to serve before the Annual Meeting, the proxies received in response to this solicitation will be voted for a replacement nominee selected in accordance with the best judgment of the proxy holders named in the proxy.

        The following sets forth certain information as of March 31, 2004 regarding the nominees for the Board of Directors:

Name	Positions with the Company	Age
Kevin N. McGrath	President, Chief Executive Officer and Director	51
Scott R. Silverman	Chairman of the Board	40
John R. Block	Director	69
Kevin H. McLaughlin	Director	62
Howard S. Weintraub, Ph.D.	Director	60
Michael S. Zarriello	Director	54

Stockholder Approval

        The affirmative vote of a plurality of the shares of common stock of the Company represented at the Annual Meeting either in person or by proxy, assuming a quorum is present, is required for the election of a Director.

        The Board of Directors recommends that the stockholders vote for the election of the nominees for the Board of Directors as set forth in Proposal 1.

INFORMATION CONCERNING DIRECTORS
AND EXECUTIVE OFFICERS

Directors

        Each nominee for election to the Company's Board of Directors is presently serving as a Director of the Company. The following discussion sets forth information concerning the nominees for Directors of the Company.

        Kevin N. McGrath has been Chief Executive Officer and President of the Company since January 2004. From 1987 until 2003, he was employed at Hughes Electronics Corp. in a number of senior level executive positions, including Corporate Vice President of DirectTV International, President of Hughes Communications, Inc. and the senior financial executive of Hughes Space and Communications Group. From 1996 to 2003, he was Chairman of DirecTV Latin America (a subsidiary of Hughes Electronics Corporation). Prior to his work at Hughes, Mr. McGrath spent two years as Chief Financial Officer for Electronic Data Systems, Asia and Pacific, and 10 years in various financial management positions at General Motors Corp. Mr. McGrath is a graduate of Princeton University and received a Masters of Business Administration from the Amos Tuck School at Dartmouth College.

        Scott R. Silverman is Chairman of the Company's Board of Directors and has been a Director of the Company since July 2003. He has served since August 2001 as a special advisor to the Board of Directors of Applied Digital Solutions, Inc. (Nasdaq:ADSX) ("ADSX"). In March 2002, he was appointed to ADSX's Board of Directors and named President. In March 2003, Mr. Silverman was appointed Chairman of the Board and Chief Executive Officer of ADSX. From September 1999 to March 2002, Mr. Silverman operated his own private investment banking firm. From October 1996 to September 1999, he served in various capacities for ADSX, including positions related to business development, corporate development and legal affairs. From July 1995 to September 1996, Mr. Silverman served as President of ATI Communications, Inc., a subsidiary of ADSX. He began his career as an attorney specializing in commercial litigation and communications law at the law firm of Cooper Perskie in Atlantic City, New Jersey, and Philadelphia, Pennsylvania. Mr. Silverman is a graduate of the University of Pennsylvania and the Villanova University School of Law.

        John R. (Jack) Block joined the Board of Directors in January 2004. Mr. Block serves as Chairman of the Board's Government Relations Committee. He has served as the Executive Vice President of the

Food Marketing Institute, a trade association in Washington, D.C., since January 2003, and for the past year has been President of its Wholesaler Division. From 1986 until 2003, Mr. Block was President and Chief Executive Officer of Food Distributors International and the International Foodservice Distributors Association (NAWGA/IFDA). Mr. Block was appointed to President Reagan's Cabinet in 1981 and served for five years as the Secretary of the U.S. Department of Agriculture. As a member of the Reagan Cabinet and a key member of the Economic Policy Council, he dealt with a wide range of complex domestic farm program and tax issues. Under his leadership, the Department of Agriculture's Food for Peace Program was a primary resource in feeding the starving African continent. During his tenure as Secretary of Agriculture, Mr. Block visited more than 30 foreign countries, meeting with heads of state and agriculture ministers from all over the globe and negotiating sensitive agreements critical to U.S. farm interests. From 1977 to 1981, he served as Director of Agriculture for the State of Illinois. Mr. Block currently has a syndicated weekly radio commentary broadcast by more than 600 stations in 30 states. Mr. Block serves on a number of corporate boards, including those of NYSE-listed Deere & Co. and Hormel Foods Corporation. He is also a member of the Board of Advisors for the Retail Food Industry Center at the University of Minnesota, and he is President of the Board of Directors of the U.S. Friends of the World Food Programme, a joint initiative of the United Nations and the Food and Agricultural Organization, and Chairman of the Agribusiness Alliance of the Citizens Network for Foreign Affairs in Washington.

        Kevin H. McLaughlin has been a Director since September 2003. He was the interim Chief Executive Officer of the Company from September 2003 through November 2003. Mr. McLaughlin has served as a director of InfoTech USA, Inc., a 52.5% owned subsidiary of ADSX, since April 2002. He was appointed President of ADSX in May 2003 and Chief Operating Officer in March 2003. From April 12, 2002 until March 10, 2003, Mr. McLaughlin served as a director and Chief Executive Officer of InfoTech USA, Inc. From September 2001 until January 2002, he served as Chief Executive Officer of Computer Equity Corporation, a wholly-owned subsidiary of ADSX. Mr. McLaughlin joined ADSX as Vice President of Sales and Marketing in June 2000. From June 1995 to May 2000, he served as Senior Vice President of Sales for SCB Computer Technology, Inc.

        Howard S. Weintraub, Ph.D. has been a Director of the Company since March 2002. Dr. Weintraub retired from C. R. Bard, Inc., a medical device company, in 2003, where he was Vice President, R&D, Corporate Staff. From 1988 to 1998, he held a series of senior research and technology management positions at Bristol-Myers Squibb. Dr. Weintraub was previously associated with Ortho Pharmaceutical Corporation, a Johnson and Johnson company, from 1973 until 1988, where he held senior research management positions. He also has authored or co-authored over 50 scientific publications and abstracts. Dr. Weintraub previously served as chairman of the Industrial Pharmaceutical Technology Section of the AAPS (formerly APhA), and was the chairman of the Drug Metabolism sub-section of the Research and Pharmaceutical Manufacturers' Association. Dr. Weintraub earned a Bachelor of Science Degree in Pharmacy from Columbia University and his Ph.D. in biopharmaceutics from the State University of New York at Buffalo. He is a member of the Board of Directors of the privately-held biotechnology firm, Bioenergy, Inc., and a member of the Scientific Advisory Board of Polymerix Corporation, a specialty development-stage pharmaceutical company. He was also a Board Advisor to the Swiss Biotechnology firm, Modex Therapeutics, prior to its merger with IsoTis, NV, in 2002.

        Michael S. Zarriello has been a Director of Digital Angel Corporation since September 2003. He has served as Senior Vice President and Chief Financial Officer for Rural/Metro Corporation in Scottsdale, Arizona, since July 2003. From 1998 to 2003, Mr. Zarriello was a Senior Managing Director of Jesup & Lamont Securities Corporation and President of Jesup & Lamont Merchant Partners LLC, both of which are investment banking firms. From 1989 to 1997, Mr. Zarriello was a Managing Director- Principal of Bear Stearns & Co., Inc., and from 1989 to 1991, he served as Chief Financial Officer of the Principal Activities Group that invested Bear Stearns' capital in middle market companies. Mr. Zarriello also serves as a member of the Boards of ADSX and Good Samaritan Hospital in Suffern, New York. He serves on the Board of Directors and Audit Committee for Bon Secoures Charity Health System in New York.

        Directors of the Company are elected annually to serve until the next annual meeting of stockholders and until their successors are elected and qualified or until their earlier resignation, death or removal. There is no family relationship between any of the directors or executive officers of the Company.

Board Actions and Committees

        The Board held 21 formal meetings and adopted resolutions by written action 14 times during 2003. The Board has an Audit Committee, a Compensation Committee and a newly-created Government Relations Committee. The Company has no Nominating Committee and, under the AMEX Rules, it is not required to create such a committee as it is controlled by ADSX. The full Board of Directors considers and nominates candidates proposed for election.

Independent Directors

        The Company's Board of Directors has determined that each of Messrs. Block, Weintraub and Zarriello are "independent," as that term is defined in Section 121(A) of the AMEX Rules. Because the Company is controlled by ADSX, under the AMEX rules, it is not required to have a majority of independent directors.

Compensation Committee

        From January 1, 2003 until November 6, 2003, the Compensation Committee consisted of Messrs. Kenneth D. Larson and Howard S. Weintraub, Ph.D. Effective November 6, 2003, Mr. Larson resigned from the Board and the Compensation Committee, and the Board of Directors appointed Mr. Zarriello to the Compensation Committee. The Compensation Committee determines compensation for senior management, advises the Board of Directors on the adoption and administration of employee benefit and compensation plans, and administers the March 1998 Amended and Restated Employee and Directors Stock Plan (the "1998 Stock Plan") and the 2002 Stock Plan. The Compensation Committee did not meet during 2003, and it has no charter.

Audit Committee

        From January 1, 2003 until August 15, 2003, the Company's Audit Committee consisted of Messrs. Richard S. Friedland, Kenneth D. Larson and Howard S. Weintraub, Ph.D. Messrs. Friedland and Larson and Dr. Weintraub were "independent" members of the Audit Committee, as the term "independent" is defined as Section 121(A) of the AMEX Rules. Effective August 15, 2003, Mr. Friedland resigned from the Board and the Audit Committee. Mr. Larson resigned from the Board and the Audit Committee on November 6, 2003. On September 12, 2003, the Board appointed Michael S. Zarriello to the Audit Committee. During 2003, the Audit Committee met nine times, and except for one meeting at which Mr. Zarriello was absent, all members of the Audit Committee attended each meeting.

        The Audit Committee recommends annually to the Board of Directors the engagement of independent auditors, approves professional services provided by the independent auditors, considers the range of audit and any non-audit fees, and reviews the adequacy of the Company's internal accounting controls and major accounting and financial reporting matters. The Audit Committee also reviews all reports and financial information submitted to the United States Securities and Exchange Commission and resolves any significant disagreements between management and the independent auditors in connection with the preparation of the Company's financial statements. The Committee reviews with the Company's legal counsel all legal and regulatory matters which may have a significant impact on the Company's financial statements. The Audit Committee determined that the provision of non-audit services by the independent auditors in 2003 was compatible with maintaining the independent auditors' independence.

        The Company's Board of Directors has determined that all members of the Audit Committee are independent under Section 121(A) of the AMEX Rules and Rule 10A-3 under the Securities Exchange Act of 1934 ("Exchange Act"). The Board has determined that Mr. Zarriello is qualified as an "audit committee financial expert," as that term is defined in Item 401(h)(2)(i) of Regulation S-K under the Exchange Act.

        The Audit Committee charter was included as an exhibit to the Company's Proxy Statement dated April 14, 2003.

Nominating Committee

        The Company has no Nominating Committee and, under the AMEX Rules, it is not required to create such a committee as it is controlled by ADSX. The full Board of Directors considers and nominates candidates proposed for election.

Government Relations Committee

        The Government Relations Committee was recently formed to assist the Company with the proposed national identification program for cattle and any other government-related matters. The Government Relations Committee consists of Mr. John R. Block. The Government Relations Committee has no charter.

Executive Sessions of the Board

        For 2004, the Board has adopted a formal policy of meeting in executive session, with only independent directors being present, on a regular basis and at least two times each year. During 2003, the Board did not meet in executive session, and it had no policy to do so.

Code of Business Conduct and Ethics

        The Board has approved and the Company has adopted a Code of Business Conduct and Ethics that applies to all directors, officers and employees of the Company. This Code is available on the Company's website at www.digitalangelcorp.com. The Compensation Committee of the Board is responsible for overseeing the Code of Business Conduct and Ethics. In accordance with the AMEX Rules, any waivers of the Code for directors and executive officers must be approved by the Company's Board of Directors.

Qualifications of Candidates for Election to the Board

        The Company's Directors take a critical role in guiding the Company's strategic direction, and they oversee the management of Company. When Board candidates are considered, they are evaluated based upon various criteria, such as their broad-based business and professional skills and experiences, experience serving as management or on the board of directors of companies such as the Company, concern for the long-term interests of the stockholders, financial literacy and personal integrity in judgment. In addition, director candidates must have time available to devote to Board activities. Accordingly, the Board seeks to attract highly-qualified directors who have sufficient time to attend to their duties and responsibilities to the Company. Recent developments in corporate governance and financial reporting have resulted in an increased demand for such highly-qualified and productive public company directors.

        Director candidates for the Company's Board of Directors will be considered for vacant Board seats if they are able to read and understand fundamental financial statements; have at least 10 years of relevant business experience; have no identified conflicts of interest as a prospective Director of the Company; have not been convicted in a criminal proceeding other than traffic violations during the five years before the date of selection; and are willing to comply with the Company's Code of Business Conduct and Ethics. The Company retains the right to modify these minimum qualifications from time to time. Exceptional candidates who do not meet all of these criteria may still be considered.

Process for Identifying and Evaluating Candidates for Election to the Board

        The Board of Directors will review the qualifications and backgrounds of the Directors, as well as the overall composition of the Board. In the case of any director candidates, the questions of independence and financial expertise are important to determine what roles can be performed by the candidate, and the Board of Directors will consider whether the candidate meets the applicable independence standards and the level of the candidate's financial expertise. Any new candidates would be interviewed, and the full Board would approve the final nominations. The Chairman of the Board, acting on behalf of the full Board, will extend the formal invitation to become a nominee of the Board of Directors.

Stockholder Nominations

        Stockholders may nominate Director candidates for consideration by the Board of Directors by writing to the Chairman and providing to the Chairman the candidate's name, biographical data and qualifications, including five-year employment history with employer names and a description of the employer's business; whether such individual can read and understand fundamental financial statements; other board memberships (if any); and such other information as is reasonably available and sufficient to enable the Board to evaluate the minimum qualifications stated above under the section of this proxy statement entitled "Qualifications of Candidates for Election to the Board." The submission must be accompanied by a written consent of the individual to stand for election if nominated by the Board of Directors and to serve if elected by the stockholders. If a stockholder nominee is eligible, and if the nomination is proper, the Board then will deliberate and make a decision as to whether the candidate will be submitted to the Company's stockholders for a vote.

        The Board will not change the manner in which it evaluates candidates, including the applicable minimum criteria set forth above, based on whether the candidate was recommended by a stockholder.

Communications with the Board

        Stockholders can communicate directly with the Board, or with any Committee of the Board, by writing to Mr. James P. Santelli, the Company's Chief Financial Officer, by calling Mr. Santelli at (651) 455-1621 or via e-mail at jsantelli@digitalangelcorp.com. All communications will be reviewed by management and then forwarded to the appropriate director or directors or to the full Board, as appropriate.

Directors' Compensation

        The Board has determined to pay each member of the Company's Board of Directors who is not an employee or officer of the Company or an "affiliate" of the Company (as the term "affiliate" is defined in the Company's 2002 Stock Plan) $5,000 per quarter for serving on the Board; $5,000 per quarter for serving on the Audit Committee; $1,250 per quarter for serving as the Audit Committee Chair; $1,000 per quarter for serving on the Compensation Committee; $1,000 per quarter for serving on the Government Relations Committee; and $4,000 per quarter for serving as Chair of the Government Relations Committee. The Company also reimburses such directors for reasonable expenses incurred by them in rendering their duties as directors of the Company, subject to such reimbursement practices and procedures as the Company reasonably imposes.

        Under these arrangements, the following non-employee Directors received the following amounts during 2003: Scott R. Silverman ($0), Kevin H. McLaughlin ($0), John R. Block ($0), Howard S. Weintraub, Ph.D. ($44,000) and Michael S. Zarriello ($11,250). Information regarding options granted to the directors during 2003 under the 2002 Plan is set forth below.

	Number of Shares Subject to Options Granted	Exercise Price	Grant Date	Expiration	Vesting*
Scott R. Silverman	250,000	$1.91	9/5/2003	9/4/2013	9/4/2004
Kevin H. McLaughlin	250,000	$1.91	9/5/2003	9/4/2013	9/4/2004
Michael S. Zarriello	250,000	$1.99	9/15/2003	9/14/2013	9/14/2004
Kevin N. McGrath	250,000	$2.08	12/18/2003	12/17/2013	12/17/2004
Scott R. Silverman	250,000	$3.89	12/31/2003	12/30/2013	12/30/2004

*
All options have vested or will vest on these dates if the Director was or is a Director of the Company on such dates. 100,000 of the options granted to Mr. McGrath were vested upon his being named Chief Executive Officer of the Company on January 12, 2004.

Executive Officers

        The following discussion sets forth information as of March 31, 2004 about Messrs. James P. Santelli, Kevin L. Neisuwma and David M. Cairnie, who are executive officers but not Directors of the Company.

Name	Positions with the Company	Age
James P. Santelli	Vice President-Finance, Chief Financial Officer, Treasurer and Secretary	56
Kevin L. Nieuwsma	Vice President	36
David M. Cairnie	Managing Director, Signature Industries, Ltd.	59

        James P. Santelli has been Vice President-Finance, Chief Financial Officer, Treasurer and Secretary of the Company since March 27, 2002. He is a manager (Chief Financial Officer) and one of two governors of Digital Angel Holdings, LLC. He was Vice President-Finance and Chief Financial Officer of the former Digital Angel Corporation since September 2000 (which is now named Digital Angel

Technology Corporation and is a wholly-owned subsidiary of the Company). Mr. Santelli joined the former Digital Angel Corporation (then named Destron Fearing Corporation) in September 1999 as Vice President-Finance and Chief Financial Officer. From October 1998 until September 1999, he was Chief Operating Officer of Doorlite, Inc., a manufacturer of specialty door glass with approximately $40 million in annual revenues. From November 1995 until October 1998, Mr. Santelli was Chief Financial Officer and Vice President, Finance of Hartzell Manufacturing, Inc., a manufacturer of custom plastic injected and metal die cast parts with approximately $90 million in annual revenue. From December 1994 until November 1995, he was a Strategy Consultant for Continental Financial Management Corp., which was a start-up asset financing company. Mr. Santelli has a Bachelor's degree in Economics from Carleton College and an MBA in Finance from Cornell University.

        Kevin L. Nieuwsma has been Vice President since November 11, 2002. He has primary responsibility for the Company's radio frequency identification (RFID) business. Since joining the Company in June 1993, he has held various sales and marketing positions, including Manager of Electronic ID Sales, Manager of North American Companion Animal Sales, and Director of Strategic Development. From 1990 to 1993, Mr. Nieuwsma was Regional Sales Representative for Iowa Veterinary Supply Co. Mr. Nieuwsma has a Bachelor of Sciences degree with majors in Business Administration and Economics from Morningside College.

        David M. Cairnie has been the Managing Director of our United Kingdom subsidiary, Signature Industries, Ltd., since March 27, 2002. Mr. Cairnie has been the Managing Director of Signature Industries, Ltd. since the management-led buy-out in 1993. Before the management led buy-out, Signature Industries, Ltd. was known as FKI Communications, a division of FKI plc, where Mr. Cairnie had been the Managing Director since 1990. Before joining FKI Communications, Mr. Cairnie worked for International Telephone and Telegraph (ITT). Mr. Cairnie completed the ITT Senior Management Development program at the London Business School and operated in various management roles before joining FKI.

Executive Compensation

        The following table sets forth the compensation earned from the Company by Randolph K. Geissler, the President and Chief Executive Officer of the Company from March 27, 2002 until September 5, 2003; Kevin H. McLaughlin, the interim Chief Executive Officer from September 5, 2003 through November 3, 2003; and Van Chu, Chief Executive Officer of the Company from November 3, 2003 until January 12, 2004. Mr. Kevin N. McGrath was appointed as the Company's President and Chief Executive Officer on January 12, 2004 and accordingly is not listed in the summary compensation table. The table below also provides information for each of the years ended December 31, 2003, 2002 and 2001 about the other three most highly compensated executive officers of the Company whose salary and bonus exceeded $100,000 in 2003 and about Thomas M. Hall, M.D., M.I.M., who was Chief

Executive Officer of the Company until March 27, 2002. (The officers identified in the table are known as the "Named Executive Officers.")

Summary Compensation Table

	Annual Compensation						Long-Term Compensation Awards
Name and Principal Position	Year	Salary ($)	Bonus ($)		Other Annual Compensation ($)		Shares of Stock Underlying Options (#)	All Other Compensation ($)
Randolph K. Geissler(1) President and Chief Executive Officer	2003 2002 2001	250,000 244,940 -0-	60,000 37,500 -0-	(3)	49,917 48,800 -0-	(2) (4)	1,000,000 1,000,000 -0-	-0- -0- -0-
Kevin H. McLaughlin(1) Former Chief Executive Officer	2003	-0-	-0-		-0-		250,000	-0-
Van Chu(1) Former Chief Executive Officer	2003	33,654	-0-		1,615(5)		1,000,000	-0-
Thomas M. Hall, M.D., M.I.M. Former Chief Executive Officer and Chief Physician	2003 2002 2001	260,000 260,000 260,000	-0- -0- -0-		10,615 -0- 1,000	(6)	-0- -0- 150,000	-0- -0- -0-
James P. Santelli(7) Vice President-Finance and Chief Financial Officer	2003 2002 2001	171,634 175,000 -0-	-0- -0- -0-		-0- -0- -0-		100,000 250,000 -0-	-0- -0- -0-
Kevin L. Nieuwsma(8) Vice President	2003 2002 2001	145,090 134,954 -0-	-0- -0- -0-		-0- -0- -0-		200,000 100,000 -0-	-0- -0- -0-
David M. Cairnie Managing Director, Signature Industries, Ltd.	2003 2002 2001	176,143 158,159 138,967	4,738 4,428 4,267		-0- 7,523 -0-	(9)	-0- 50,000 -0-	-0- -0- -0-

(1)
Mr. Geissler was President and Chief Executive Officer of the Company from March 2002 until September 5, 2003. Mr. McLaughlin was the Company's interim Chief Executive Officer from September 5, 2003 to November 3, 2003. Mr. Chu was Chief Executive Officer from November 3, 2003 until January 12, 2004. Mr. McLaughlin's salary as Chief Executive Officer was determined and paid by ADSX, and the options were granted to him in his capacity only as a Director of the Company.

(2)
Consists of Mr. Geissler's $5,000 per month flexible perquisite allowance.

(3)
Accrued in 2002 and paid in 2003.

(4)
Consists of (i) $45,385 of Mr. Geissler's $5,000 per month flexible perquisite allowance payable beginning March 27, 2002, of which $25,385 was paid and $20,000 is accrued but not paid, and (ii) a $3,415 vehicle allowance. See "—Employment Agreements."

(5)
Consists of Mr. Chu's vehicle allowance.

(6)
Consists of Dr. Hall's vehicle allowance.

(7)
Mr. Santelli became Vice President-Finance and Chief Financial Officer on March 27, 2002.

(8)
Mr. Nieuwsma became Vice President on November 11, 2002.

(9)
Consists of Mr. Cairnie's vehicle allowance.

        The following table sets forth information concerning grants of stock options in the year ended December 31, 2003 to the Named Executive Officers. All grants of options were made under the Company's 2002 Option Plan. No options were granted in 2003 under the Company's 1998 Stock Plan.

Stock Option Grants in 2003
Individual Grants

					Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation For Option Term
	Securities Underlying Options Granted (#)
Name		Percent of Total Options Granted to Employees in Fiscal Year	Exercise or Base Price ($/sh)	Expiration Date
					5% ($)	10% ($)
Randolph K. Geissler	1,000,000	26.1%	$1.97	9/1/2012	$1,238,922	$3,139,673
Kevin H. McLaughlin	250,000	6.5%	$1.91	9/4/2013	300,297	761,012
Van Chu	1,000,000	26.1%	$2.40	11/2/2013	1,509,347	3,824,982
James P. Santelli	100,000	2.6%	$3.89	12/30/2013	244,640	619,966
Thomas M. Hall, M.D., M.I.M.	—	—	—	—	—	—
Kevin L. Nieuwsma	200,000	5.2%	$3.89	12/30/2013	489,280	1,239,932
David M. Cairnie	—	—	—	—	—	—

        The following table sets forth information concerning stock options exercised in the year ended December 31, 2003 and held as of December 31, 2003 by the Named Executive Officers.

Aggregated Option Exercises In Last Fiscal Year
and Fiscal Year-End Option Values

			Number of Unexercised Options at Fiscal Year End(#)		Value of Unexercised In-the- Money Options at Fiscal Year End($)(1)
Name	Shares Acquired on Exercise(#)	Value Realized($)
			Exercisable	Unexercisable	Exercisable	Unexercisable
Randolph K. Geissler	1,587,500	2,485,634	1,350,000	—	2,319,500	—
Kevin H. McLaughlin	-0-	-0-	—	250,000	—	707,500
Van Chu	-0-	-0-	—	1,000,000	—	2,700,000
James P. Santelli	-0-	-0-	390,375	100,000	893,572	85,000
Thomas M. Hall, M.D., M.I.M.	105,000	126,800	180,000	—	88,500	—
Kevin L. Nieuwsma	75,000	256,225	98,958	266,667	304,962	260,000
David M. Cairnie	-0-	-0-	16,667	33,333	22,500	44,500

(1)
Based on the difference between the December 31, 2003 closing price of $4.74 per share as reported on The American Stock Exchange and the exercise prices of the options.

401(k) Profit Sharing Plan and Trust

        The Company maintains a 401(k) profit sharing plan for the benefit of eligible employees and their beneficiaries in which executive officers participate on the same basis as all other employees, subject to certain overall and specific anti-discrimination restrictions. An employee is eligible to participate in the 401(k) plan after completing 60 days of service. The plan is a defined contribution profit sharing plan designed to be funded with both Company and employee contributions. Employees may voluntarily contribute up to 15% of their annual pay into the plan, not to exceed an annual dollar limitation, which was $12,000 in 2003. Employees may make contributions by payroll deductions. The Company has the option to make matching contributions each year for eligible employees. The amount of any matching contribution by the Company is determined by the Company. Distributions from the 401(k) plan are available only after reaching the age of 59 1/2 years (for salary deferral accounts) or termination of employment.

        No amounts were paid or distributed during 2003 by the 401(k) plan to the Named Executive Officers. The Company contributed no benefit amounts under the plan for the Named Executive Officers or any other employees during 2003, 2002 or 2001.

Stock Plans

Securities Authorized for Issuance Under Equity Compensation Plans

        The following table sets forth certain information as of December 31, 2003 with respect to Company's 1998 Stock Plan and 2002 Stock Plan and certain options and warrants granted by the Company outside of the 1998 Stock Plan and 2002 Stock Plan:

Equity Compensation Plan Information

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders(1)	6,374,054	$2.70	861,875
Equity compensation plans not approved by security holders(2)	5,361,726	$2.88	295,010
Total	11,735,780	$2.78	1,156,885

(1)
Consists of only the 2002 Stock Plan, which is described below under the subheading "—2002 Stock Plan."

(2)
Consists of the 1998 Stock Plan, which is described below under the subheading "—1998 Stock Plan," outstanding options to purchase 1,350,000 shares and outstanding warrants to purchase 3,028,906 shares.

2002 Stock Plan

        The following is a summary of the terms of the 2002 Stock Plan and is qualified in its entirety by reference to the 2002 Stock Plan.

        Effective April 11, 2002, the Company's Board of Directors adopted the 2002 Stock Plan, subject to approval by the stockholders of the Company, and reserved 5,195,312 shares of Common Stock for issuance under the 2002 Stock Plan. On October 22, 2002, the Company's stockholders approved the

2002 Stock Plan and approved amendments to the 2002 Stock Plan increasing the number of shares reserved for issuance to 11,195,312 shares and allowing the Company's Board to designate participants in the 2002 Stock Plan. As of March 29, 2004, 11,195,312 shares of common stock were reserved for issuance under the 2002 Stock Plan, and awards consisting of options to purchase 7,637,966 shares of common stock were outstanding under the 2002 Stock Plan. Included in the options outstanding at March 29, 2004 are options to purchase 1,430,000 shares of common stock approved by the Board of Directors on March 12, 2004 which are subject to stockholder approval of amendments to the 2002 Plan described in this proxy statement. As of March 29, 2004, there were outstanding options to purchase 1,500,000 shares of common stock which were granted outside the 2002 Stock Plan and the Company's 1998 Stock Plan. The Board of Directors and the Board's Compensation Committee administer the 2002 Stock Plan. Benefits under the 2002 Stock Plan may be granted to only employees and directors of the Company and its affiliates, consisting of approximately 241 individuals. The participants are those persons who are selected by the Board or the Committee.

        The 2002 Stock Plan permits the Board or the Committee to grant benefits in the form of stock options, stock appreciation rights, restricted stock, cash awards, performance-based awards or any combination thereof. Any of such awards may, as determined by the Board or the Committee, be granted in a manner such that they qualify for the performance-based compensation exemption of Section 162(m) of the Code.

        Options granted under the 2002 Stock Plan may be either "incentive stock options" which satisfy the requirements of Section 422 of the Code or "non-qualified stock options" which are not intended to meet such requirements. Incentive stock options may be granted only to participants who are employees of the Company or its affiliates as of the date of grant. The Board or the Committee determines the per share option exercise price subject to the requirements imposed by the Code and the 2002 Stock Plan. The 2002 Stock Plan and the Code provide that the exercise price for shares under any incentive stock option shall not be less than the fair market value of the shares at the time the option is granted. The 2002 Stock Plan provides that the exercise price for shares under non-qualified stock options shall not be less than 85% of the fair market value of the shares at the time the option is granted. Options may be exercised at such time or times and subject to such terms and conditions as are determined by the Board or the Committee. However, incentive stock options may not be exercised more than ten years after the date they are granted.

        Unless permitted by the Board or the Committee, each benefit granted under the 2002 Stock Plan is not transferable other than by will or other laws of descent and distribution and is exercisable during the participant's lifetime only by the participant. Unless otherwise determined by the Board or the Committee, in the event of a "change of control" (as that term is defined in the 2002 Stock Plan), all options and other awards then outstanding under the 2002 Stock Plan will become fully vested.

        The Board of Directors has the sole right and power to amend the 2002 Stock Plan at any time. However, it cannot amend the 2002 Stock Plan without approval of the Company's stockholders in a manner which would cause options which are intended to qualify as incentive stock options to fail to qualify as such, in a manner which would cause the 2002 Stock Plan to fail to meet the requirements of Rule 16b-3 under the Securities Exchange Act of 1934, or in a manner which would violate applicable law. The plan has no specific term and will continue in full force and effect until terminated. The 2002 Stock Plan may be terminated at any time by the Board.

1998 Stock Plan

        Effective March 1, 1998, the Board of Directors of Medical Advisory Systems, Inc. adopted the 1998 Stock Plan. The 1998 Stock Plan and the Board's amendments to the 1998 Stock Plan were not submitted to the Company's stockholders for their approval. Only options that are not incentive stock options may be granted under the 1998 Stock Plan. The exercise price per share of common stock under each option granted under the 1998 Stock Plan must not be less than the fair market value of the common stock at the close of business on the date the option is granted. Under the 1998 Stock Plan, "fair market value" is the average of the highest and lowest price for a share of common stock as quoted on The American Stock Exchange on the last trading date immediately before the date of the grant. The exercise price of an option may be paid with cash or a certified check, or with the surrender of shares of common stock having a fair market value on the date of exercise equal to that portion of the purchase price for which payment in cash or by certified check is not made.

        Upon termination of employment except by death or in connection with a "change of control," an employee has three months after cessation of employment to exercise his options under the 1998 Stock Plan to the extent that such employee is entitled to exercise them on the date of cessation of employment. Upon a "change of control," all vested options immediately vest and are exercisable. The merger of the former Digital Angel Corporation with the wholly-owned subsidiary of the Company on March 27, 2002 triggered the vesting of options to purchase 600,000 shares under the 1998 Stock Plan. Upon an option holder's death while employed by the Company, or within three months after having retired with the consent of the Company, the employee's executors or administrators or the legatees or heirs of his estate have the right to exercise the options that are vested and not exercised to the extent that the deceased employee was entitled to exercise the options on the date of his death. However, no options are exercisable more than 10 years from the date they are granted. The plan expires on March 1, 2008. Under the 1998 Stock Plan, options may be granted to officers, directors, employees, advisors and consultants who render services to the Company. As of March 29, 2004, 1,650,000 shares of common stock were reserved for issuance under the 1998 Stock Plan, and options to purchase 963,820 shares were outstanding under the 1998 Stock Plan.

Employment Agreements

Employment Agreements with Former Executive Officers of Medical Advisory Systems, Inc.

        Before March 27, 2002, the effective date of the merger, the Company entered into employment agreements with Ronald W. Pickett and Thomas M. Hall, M.D. On October 26, 2001, the Company signed amendments to the employment agreements with each of Mr. Pickett and Dr. Hall that reflected both certain prior oral amendments to the employment agreements and additional amendments. The amendments confirmed the extension of the term of each of Mr. Pickett's and Dr. Hall's employment agreement through October 31, 2006 and established that Mr. Pickett would receive an annual salary of at least $180,000 and Dr. Hall would receive an annual salary of at least $260,000 throughout the term of their employment agreements. The amendments also provide that if Mr. Pickett's or Dr. Hall's employment was terminated or they resigned at any time following a "change of control" of the Company, each of Mr. Pickett and Dr. Hall would be entitled to a $250,000 payment, plus an amount equal to all salary and other benefits that would have been paid under the employment agreement for the remainder of the term of their agreements as though no termination or resignation occurred, plus an amount equal to the value of the fringe benefits, such as medical and dental insurance and use of an automobile, to which Mr. Pickett and Dr. Hall otherwise would have been entitled under their employment agreements for the remainder of the term, plus participation in any profit sharing, stock option or similar plans. These payments are due 30 days after termination of employment. The definition of change of control in the employment agreements also was amended to include any consolidation, merger or share exchange, regardless of whether the Company was the surviving corporation, in which any or affiliated person acquires in excess of 20.0% of the combined voting power of the then-outstanding securities of the Company.

        Under the amended employment agreements, the March 27, 2002 merger of the Company's wholly-owned subsidiary with the former Digital Angel Corporation constituted a change of control. Therefore, each of Mr. Pickett and Dr. Hall is entitled to a $250,000 payment from the Company plus the salaries and other benefits for the remaining term of their employment agreements upon the termination of their employment with the Company. Mr. Pickett resigned his position with the Company on March 27, 2002, and the Company paid to him the $250,000 amount due under his agreement. Because Dr. Hall remains an employee of the Company, the Company accrued for Dr. Hall's $250,000 payment due to him under his agreement. During 2003, the Company paid a total of $198,089 of salary and fringe benefits to Mr. Pickett and a total of $283,136 of salary and fringe benefits to Dr. Hall due to them under their agreements.

Employment Agreements with the Company's Former President and Chief Executive Officer

        The Company entered into a five-year employment agreement with Randolph K. Geissler, the Company's former President and Chief Executive Officer, dated as of March 8, 2002. The term of the employment agreement was five years, ending on March 7, 2007. On September 5, 2003, Mr. Geissler's employment agreement dated March 8, 2002 was terminated in connection with his resignation as President and Chief Executive Officer of the Company. After September 5, 2003, Mr. Geissler's terms of employment provided for the Company to pay Mr. Geissler a base salary of $185,000 per year, subject to annual adjustments or discretionary bonuses as determined by the Company, and Mr. Geissler was entitled to participate in welfare plans on the same basis as other employees. If Mr. Geissler was terminated by the Company not for cause, as defined, Mr. Geissler would have been entitled to severance equal to one year of salary to be paid in equal payments over a period of six months. The terms of Mr. Geissler's employment also provided that the options he then held to acquire 937,500 shares of the Company's common stock at an exercise price of $0.77867 per share and to purchase 1,000,000 shares at an exercise price of $3.39 per share would continue in accordance with their terms. The Company also granted to Mr. Geissler an option to purchase 1,000,000 shares at an exercise price of $1.97 per share (equal to the closing price of the Company's stock on September 3, 2003), vesting 100% upon grant and having an expiration date of September 1, 2012. None of the options are affected by Mr. Geissler's termination of employment from the Company. The terms of employment included a non-compete clause through one year following the termination of Mr. Geissler's employment.

Employment Agreements with the Company's Current Executive Officers

        The Company does not have a formal written employment agreement with Kevin N. McGrath, its President and Chief Executive Officer. The terms of Mr. McGrath's employment provide for the Company to pay Mr. McGrath a base salary of $250,000 per year and a bonus as determined the Compensation Committee of the Board of Directors. In addition, the Company has agreed to pay Mr. McGrath's life insurance premiums of approximately $4,800 per year and a $1,000 per month automobile allowance.

        Effective as of April 1, 2002, the Company entered into an employment agreement with Mr. James P. Santelli, its Vice President, Finance and Chief Financial Officer. The agreement has a term of three years. The term is automatically renewed for successive one-year terms on each anniversary date of the agreement, which is added at the end of the then existing term, unless either party notifies the other at least 60 days prior to such an anniversary date. The agreement provides that the Company shall pay to Mr. Santelli a base salary of $175,000 per year and that he is entitled to participate in any of the Company's benefit and deferred compensation plans or programs as are from time to time available to officers of the Company. The agreement contains confidentiality, non-compete and assignment of invention clauses. The agreement also provides that if the Board of Directors terminates Mr. Santelli's employment with the Company because of his willful and material misconduct or because he has breached the agreement in any material respect, or if Mr. Santelli terminates his employment other than for "Good Reason" (as that term is defined in the agreement), he is entitled to salary and benefits accrued through the date of termination of employment. If Mr. Santelli dies or becomes disabled (as disabled is determined under the agreement), if the Company terminates his employment for reasons other than his misconduct or his breach of the agreement, or if he terminates his employment for Good Reason, the Company must pay him his accrued compensation and benefits for the remaining term of the agreement, including any extensions. The employment agreement provides that upon a change of control, Mr. Santelli may terminate his employment at any time within one year after the change of control upon 15 days' notice. Upon such termination, the Company must pay to Mr. Santelli a severance payment equal to the base amount as defined in Section 280G(b)(3) of the Internal Revenue Code minus $1.00. Upon a change of control, all outstanding stock options held by Mr. Santelli would become fully exercisable.

        The Company has an employment agreement with Kevin L. Nieuwsma effective as of October 1, 2000. The initial term of the agreement is one year, and the term is automatically extended for successive one-year periods unless either party gives written notice to the other party no later than 60 days before the expiration of each term. The agreement provides that the Company will pay to Mr. Nieuwsma a base salary of $125,000 per year and that he is entitled to participate in any of the Company's benefit and deferred compensation plans or programs that are available to its officers. The agreement contains confidentiality, non-compete and assignment of inventions clauses. The agreement also provides that if the Board of Directors terminates Mr. Nieuwsma's employment with the Company because of his willful and material misconduct or because he has breached the agreement in any material respect, or if Mr. Nieuwsma terminates his employment other than for "Good Reason" (as that term is defined in the agreement), he is entitled to salary and benefits accrued through the date of termination of employment. If Mr. Nieuwsma dies or becomes disabled (as disabled is determined under the agreement), if the Company terminates his employment for reasons other than his misconduct or his breach of the agreement, or if he terminates his employment for Good Reason, the Company must pay him his accrued compensation and benefits through the date of termination, pay him compensation for 24 months after such date and provide him benefits for a period of 12 months after such date.

        The Company has an employment agreement with David M. Cairnie effective April 13, 1993. The initial term of the agreement is one year until terminated by either party giving six months' notice or payment in lieu of such notice expiring on or at any time one year after the effective date of the agreement. The agreement provides that the Company will pay Mr. Cairnie £75,000 per year, or a higher rate as to which the parties may from time to time agree. The agreement also provides for a bonus based on the achievement of profits, as defined in the agreement. In addition, under the agreement, the Company is to provide an automobile to Mr. Cairnie. The agreement includes a non-compete provision.

Certain Transactions

        In 2003, the Company paid $123,475 to Richard J. Sullivan, a former Director and Chairman of the Company.

        In 2003, the Company recognized $495,000 of revenue under a Distribution and Licensing Agreement with Verichip Corporation, a wholly-owned subsidiary of Applied Digital Solutions, Inc.

REPORT OF THE COMPENSATION COMMITTEE

        Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933 or the Exchange Act that might incorporate future filings or this proxy statement, the following report shall not be deemed to be incorporated by reference into any such filings. In addition, the following report shall not be deemed to be "soliciting material" or "filed" with the SEC.

        The role of Compensation Committee is to determine the amount of compensation of, and incentives for, the Company's executive officers. The Compensation Committee also has the power to administer the 1998 Stock Plan and the 2002 Stock Plan.

        The base salary, bonus and benefits payable to the executive officers of the Company for the year ended December 31, 2003 were fixed under written employment agreements, except for Kevin H. McLaughlin, who was interim Chief Executive Officer from September 2003 through November 3, 2003, and Van Chu, who acted as Chief Executive Officer of the Company from November 3, 2003 until January 12, 2004. The terms of these agreements were determined before January 1, 2003 and before the appointment of the members of the Compensation Committee for 2003. These employment agreements provide as follows:

  •
  Dr. Hall was employed under an employment agreement that commenced on November 1, 1998 and provided for an annual salary of $260,000 and bonuses and benefits based on the Company's internal policies.

  •
  Mr. Geissler was employed under an employment agreement that commenced on March 8, 2002. It provided for an annual salary of not less than $250,000 and an annual bonus of not less than $50,000, plus such bonuses, incentive compensation and other compensation, if any, as the Company's Board or the Compensation Committee shall determine. The agreement also provided that Mr. Geissler receive from the Company a monthly $5,000 flexible perquisite allowance.

  •
  Mr. Santelli's employment agreement is for a three-year term that commenced on April 1, 2002 and is automatically extended for an additional one-year term on each anniversary date of the agreement. It provides for an annual base salary of $175,000.

  •
  Mr. Nieuwsma's employment agreement is for a one-year term that commenced on October 1, 2000 and is automatically renewable for successive one-year periods. It provides for an annual base salary of $125,000 per year.

  •
  Mr. Cairnie's employment agreement is for a one-year term that commenced on April 13, 1993 and is automatically renewable for successive one-year periods. It provides for an annual base salary of £75,000per year.

        As described above in this proxy statement, the Company maintains the 1998 Stock Plan and the 2002 Stock Plan under which stock options may be granted to officers, directors, employees, advisors and consultants who render services to the Company.

        Mr. McLaughlin's salary for serving in the capacity of interim Chief Executive Officer during 2003 was determined and paid by Applied Digital Solutions, Inc. and neither the Compensation Committee nor the Company's Board had any role in determining his salary. The Company granted options to Mr. McLaughlin in 2003 only in his capacity as a Director of the Company.

        Mr. Chu's compensation, including his options, that he received during 2003 while he served as Chief Executive Officer of the Company was determined by the Company's Board of Directors. In making its determination, the Board considered the compensation, including the terms of options, of chief executive officers of comparable companies, as well as the availability of standard benefit packages and stock options at comparable companies. The Board also based Mr. Chu's compensation on his expected performance and his achievement of expected performance goals.

By the Compensation Committee

Howard S. Weintraub, Ph.D.

REPORT OF THE AUDIT COMMITTEE

        Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 that might incorporate future filings or this proxy statement, the following report shall not be deemed to be incorporated by reference into any such filings. In addition, the following report shall not be deemed to be "soliciting material" or "filed" with the SEC.

        The Audit Committee for the year ended December 31, 2003, whose members are identified below, has reviewed and discussed the audited financial statements as of and for the year ended December 31, 2003 with management of the Company and has discussed the matters required to be discussed by SAS 61 with the Company's independent auditors. The Audit Committee has also received the written disclosures and the letter from the Company's independent auditors required by Independent Standards Board Standard No. 1 and has discussed with the independent auditors the independent auditors' independence. Based upon its review of the foregoing materials and its discussions with the Company's management and independent auditors, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2003.

        The Audit Committee has a written charter adopted by the Board on March 27, 2003 that was filed with the Company's Proxy Statement dated April 14, 2003. The Audit Committee established procedures for the receipt, retention and treatment of any complaints received by the Company regarding accounting, internal accounting controls or auditing matters and the confidential, anonymous submission by the Company's employees of any concerns regarding questionable accounting or auditing matters.

By the Audit Committee

Howard S. Weintraub, Ph.D.
Michael S. Zarriello

PERFORMANCE GRAPH

        Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 that might incorporate future filings or this proxy statement, the following performance graph and accompanying data shall not be deemed to be incorporated by reference into any such filings. In addition, they shall not be deemed to be "soliciting material" or "filed" with the SEC.

        The Company's common stock is traded on The American Stock Exchange under the symbol "DOC." The following graph shows changes during the period from December 31, 1998 to December 31, 2003 in the value of $100 invested in: (1) the Company's common stock; (2) the Total Return Index for the American Stock Exchange (U.S.) ("AMEX") compiled by the Center for Research in Securities Prices ("CRSP") at the University of Chicago, Chicago, Illinois; and (3) the CRSP Total Return Index for AMEX Consumer Manufacturing Stocks. The graph also shows amounts for the CRSP Total Return Index for The Nasdaq Stock Market (U.S.) and the CRSP Total Return Index for Nasdaq Non-Financial Stocks, which were the indices by the Company in prior years. The Company decided to utilize different comparative indices due to the fact that the new AMEX indices are more comparable to the Company than the broader NASDAQ indices previously used. The values of each investment as of the dates indicated are based on share prices plus any dividends paid in cash, with the dividends reinvested on the date they were paid. The calculations exclude trading commissions and taxes.

	12/31/98	12/31/99	12/31/00	12/31/01	12/31/02	12/31/03
Digital Angel Corporation	$100.00	$297.14	$98.51	$112.00	$58.29	$108.34
CRSP Total Return Index for the AMEX Stock Market (U.S.)	$100.00	$131.94	$122.38	$113.91	$93.10	$126.03
CRSP Total Return Index for AMEX Consumer Manufacturing Stocks	$100.00	$80.67	$72.60	$96.59	$102.92	$136.67
CRSP Total Return Index for The Nasdaq Stock Market (U.S.)	$100.00	$185.43	$111.83	$88.71	$61.33	$91.70
CRSP Total Return Index for Nasdaq Non-Financial Stocks	$100.00	$196.05	$114.46	$87.52	$57.18	$87.54

BENEFICIAL OWNERSHIP OF COMMON STOCK

        The following table sets forth information as of March 29, 2004 regarding the beneficial ownership of shares of Common Stock of the Company by (i) each person (including any "group") who is known by the Company to beneficially own more than 5% of the Company's common stock, (ii) each Named Executive Officer, (iii) each Director of the Company as of March 29, 2004, and (iv) all Directors and executive officers of the Company as a group.

Name of Beneficial Owner(1)	Number of Shares Beneficially Owned		Percent of Outstanding Shares(2)
Current Directors and Executive Officers:
Kevin N. McGrath	100,000	(3)	*
Scott R. Silverman	50,000	(4)	*
John R. Block	0		0%
Howard S. Weintraub, Ph.D.	250,000	(5)	*
Michael S. Zarriello.	0		0%
James P. Santelli	370,375	(6)	1.1%
Kevin L. Nieuwsma	33,333	(7)	*
David M. Cairnie	16,667	(8)	*
All current executive officers and Directors as a group (8 persons)	820,375	(9)	2.6%
Former Named Executive Officers:
Randolph K. Geissler	1,000,000	(10)	3.0%
Kevin H. McLaughlin	0		0%
Van Chu	0		0%
Certain Other Beneficial Owners:
Applied Digital Solutions, Inc. 400 Royal Palm Way Suite 410 Palm Beach, FL 33480	23,303,506	(11)	71.6%

*
Less than 1%.

(1)
Unless otherwise indicated, the Company believes that the beneficial owners of the common stock described above, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable.

(2)
Based on 32,537,702 shares outstanding as of March 29, 2004, which does not include 13,130,692 shares of common stock subject to stock options and warrants outstanding as of March 29, 2004. However, as indicated, each figure showing the percentage of outstanding shares owned beneficially has been calculated by treating as outstanding and owned the shares which could be purchased by each beneficial owner within 60 days of March 29, 2004 upon the exercise of stock options and warrants.

(3)
Consists of 100,000 shares subject to options held by Mr. McGrath.

(4)
Consists of 50,000 shares subject to options held by Mr. Silverman.

(5)
Consists of 250,000 shares subject to options held by Dr. Weintraub.

(6)
Consists of 370,375 shares subject to options held by Mr. Santelli.

(7)
Consists of 33,333 shares subject to options held by Mr. Nieuwsma.

(8)
Consists of 16,667 shares subject to options held by Mr. Cairnie.

(9)
Consists of 820,375 shares subject to options held by all current executive officers and Directors as a group.

(10)
Consists of 1,000,000 shares subject to options held by Mr. Geissler.

(11)
Includes 1,000,000 shares subject to warrants held by ADSX.

SECTION 16(a) BENEFICIAL OWNERSHIP
REPORTING COMPLIANCE

        As required by rules adopted by the SEC under Section 16 of the Securities Exchange Act of 1934, directors and executive officers of the Company are required to file with the SEC an Initial Report of Beneficial Ownership on Form 3 within a certain period after becoming an executive officer or director stating the number of shares of common stock owned, a Report of Change in Beneficial Ownership on Form 4 to report certain transactions in the Company's common stock, and an Annual Statement of Beneficial Ownership of Securities on Form 5 to report other transactions in securities of the Company that are not required to be reported on a Form 4. Based upon the Company's review of such Forms furnished to it by the directors and executive officers required to file such Forms with respect to the year ended December 31, 2003, the Company believes that all of these filing requirements were satisfied during 2003.

PROPOSAL 2
APPROVAL OF AMENDMENT TO 2002 STOCK PLAN
INCREASING NUMBER OF SHARES

        As described above, effective April 11, 2002, the Board adopted the 2002 Stock Plan, which was approved by the Company's stockholders on October 22, 2002. An amendment to increase the number of shares reserved for issuance under the Stock Plan to 11,195,312 shares was approved by the Company's stockholders on October 22, 2002.

        In order to grant additional awards under the 2002 Stock Plan, on March 12, 2004, the Board amended the 2002 Stock Plan, subject to stockholder approval, to increase the number of shares for which awards may be granted under the 2002 Stock Plan to 16,195,312 shares.

Major Provisions of the 2002 Stock Plan

        The following is a summary of the major provisions of the 2002 Stock Plan. For a complete description of the 2002 Stock Plan, please read it in its entirety. A copy of the 2002 Stock Plan, as amended, is included in this proxy statement as Appendix A.

Purpose

        The purpose of the 2002 Stock Plan is to provide incentive that will retain, motivate and reward employees and directors of Company and to encourage ownership of the Company's common stock by them.

Administration

        The Board's Compensation Committee administers the 2002 Stock Plan. The 2002 Stock Plan provides that the Committee may consist of the Board or a Committee of two or more but less than all of the members of the Board.

Shares Subject to 2002 Stock Plan

        The Board initially reserved 5,195,312 shares of common stock for issuance under the 2002 Stock Plan. On June 27, 2002, the Board amended the 2002 Stock Plan to reserve 11,195,312 shares of common stock, and the stockholders approved the increase at the annual meeting of stockholders held in 2003. The maximum number of shares of common stock with respect to which benefits may be granted or measured to any participant under the 2002 Stock Plan is subject to adjustments made in accordance with the terms of the 2002 Stock Plan. As of March 29, 2004, 11,195,312 shares of common stock were reserved for issuance under the 2002 Stock Plan, and awards consisting of options to purchase 7,637,966 shares of common stock were outstanding under the 2002 Stock Plan. Included in the options outstanding at March 29, 2004 are options to purchase 1,430,000 shares of common stock approved by the Board of Directors on March 12, 2004 which are subject to stockholder approval of the amendment to the 2002 Plan described in this proxy statement.

Eligibility

        The 2002 Stock Plan provides that the participants in the 2002 Stock Plan shall be those persons who are selected by the Committee, subject to the approval of the Board if the Committee does not consist of the entire Board. Under the terms of the 2002 Stock Plan, benefits may be granted to only employees and directors of the Company and its affiliates, currently consisting of approximately 241 individuals.

Types of Benefits

        The 2002 Stock Plan permits the Stock Option Committee to grant benefits in the form of stock options, cash awards, restricted stock awards, stock appreciation rights, reload options, or any combination thereof. The Committee may determine that stock awards consist of performance-based awards.

        Options.    Options granted under the 2002 Stock Plan may be either "incentive stock options" satisfying the requirements of Section 422 of the Internal Revenue Code of 1986 (the "Code") or "non-qualified stock options" that are not intended to meet such requirements. Incentive stock options may be granted only to participants who are employees of the Company or its affiliates as of the date of grant. The Code places certain restrictions on the granting of incentive stock options to participants who own stock possessing over 10% of the total combined voting power of the Company or its affiliates.

        The Committee determines the exercise price per share of options, subject to the requirements imposed by the Code and the 2002 Stock Plan. The 2002 Stock Plan and the Code provide that the exercise price for shares under any incentive stock option shall be no less than the fair market value of the shares at the time the option is granted. The 2002 Stock Plan provides that the exercise price for shares under each non-qualified stock option shall be no less than 85% of the fair market value of the shares at the time the option is granted.

        Options may be exercised at such time or times and subject to such terms and conditions as are determined by the Committee. However, incentive stock options may not be exercised more than ten years after the date they are granted. Payment for shares of common stock purchased upon exercise of an option or any other benefit granted under the 2002 Stock Plan that requires payment by a participant to the Company must be made in cash, including by means of a so-called "cashless exercise" of the option or other benefit. In addition, if the Committee consents or if it is provided in the agreement containing the terms of the option or other benefit, payment of the exercise price may be made by the surrender of all or part of a benefit, including the benefit being exercised, by the tender to the Company of shares of common stock owned by the holder of the benefit registered in the holder's name having a fair market value equal to the amount due to the Company, and other property, rights and credits deemed acceptable by the Committee, or by any combination of these methods.

        Stock Appreciation Rights.    Under the 2002 Stock Plan, the Committee may grant stock appreciation rights entitling the holder to receive a payment in cash, common stock or a combination of cash and common stock in an amount equal to the appreciation in the fair market value of a specified number of shares of common stock measured from the date the stock appreciation right was granted to the date such right was exercised. Stock appreciation rights also may be granted in tandem with a stock option, in which case the holder would be entitled to receive a payment equal to the appreciation of the stock option during the same measurement period. The 2002 Stock Plan provides that when stock appreciation rights are granted in tandem with an incentive stock option, the rights must have such terms or conditions as shall be required for the incentive stock option to qualify as an incentive stock option. Each stock appreciation right is exercisable at the times and subject to the terms and conditions as determined by the Committee.

        Restricted Stock.    Under the 2002 Stock Plan, the Committee may grant benefits in shares or common stock as restricted stock. Shares of restricted stock are issued and delivered at the time of the grant or as otherwise determined by the Committee, but they are subject to forfeiture until otherwise provided in the applicable agreement or the 2002 Stock Plan. Each stock certificate evidencing shares of common stock granted as a restricted stock award must bear a legend referring to the 2002 Stock Plan and describing the risk of forfeiture of the shares of common stock and stating that such shares are non-transferable until all restrictions have been satisfied and the legend has been removed. At the discretion of the Committee, the grantee may or may not be entitled to full voting and dividend rights with respect to all shares of restricted stock from the date of grant. Unless otherwise determined by the Committee, grants of shares of restricted stock must be made at a per share cost to the participant equal to par value.

        Cash Awards.    Under the 2002 Stock Plan, the Committee may grant cash awards payable in cash in such amounts as it deems appropriate. However, the amount of any cash award granted in any fiscal year to any participant who is subject to Section 16 of the Securities Exchange Act of 1934 (generally consisting of the Company's executive officers, directors, and 10% beneficial owners) shall not exceed the greater of $100,000 or 100% of such person's cash compensation for such fiscal year. The Committee determines the conditions under which cash awards are granted.

        Performance-Based Awards.    Any benefits granted under the 2002 Stock Plan may be granted in a manner such that the benefits qualify for the performance-based compensation exemption of Section 162(m) of the Code.

Non-Transferability

        Unless otherwise specified in an agreement containing the terms of the benefit granted under the 2002 Stock Plan or permitted by the Committee, each benefit granted under the 2002 Stock Plan is not transferable other than by will or other laws of descent and distribution and is exercisable during the participant's lifetime only by the participant. However, a participant may file with the Committee a written designation of a beneficiary or beneficiaries to exercise, in the event of the death of the participant, an option or to receive any benefits. The Committee has the right to review and approve beneficiary designations.

Status as Unfunded Plan

        The 2002 Stock Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. All payments made under the 2002 Stock Plan will be paid from the general funds of the Company, and no special or separate fund has been established and no segregation of assets will be made to assure payment of such amounts. However, the Stock Option Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the 2002 Stock Plan to deliver shares of common stock or payments under the 2002 Stock Plan. The 2002 Stock Plan is not intended to be subject to the Employee Retirement Income Security Act of 1974, as amended.

Change of Control

        Unless otherwise determined by the Stock Option Committee, in the event of a "change of control" (as that term is defined in the 2002 Stock Plan), the following will occur:

  •
  all outstanding options will become fully exercisable, except to the extent that the right to exercise the option is subject to restrictions established in connection with a stock appreciation right that is issued in tandem with the option;

  •
  all outstanding stock appreciation rights will become immediately payable, except to the extent that the right to exercise the stock appreciation right is subject to restrictions established in connection with an option that is issued in tandem with the stock appreciation rights;

  •
  all shares of restricted stock will become fully vested;

  •
  all performance shares will be deemed to be fully earned and shall be paid out in such matter as determined by the Committee; and

  •
  all cash awards, other stock-based awards and other benefits will become fully vested and/or earned and paid out in such manner as determined by the Committee.

Amendment or Termination

        The Board of Directors has the sole right and power to amend the 2002 Stock Plan at any time. However, it cannot amend the 2002 Stock Plan without approval of the Company's stockholders in a manner which would cause options which are intended to qualify as incentive stock options to fail to qualify as such, in a manner which would cause the 2002 Stock Plan to fail to meet the requirements of Rule 16b-3 under the Securities Exchange Act of 1934, or in a manner which would violate applicable law. The Committee may convert, modify, forfeit or cancel any benefit granted under the 2002 Stock Plan, in whole or in part, if and to the extent permitted in the 2002 Stock Plan or the applicable agreement or with the consent of the participant to whom such benefit was granted. Except as may be provided in an agreement, the Committee may, in whole or in part, waive any restrictions or conditions that apply to, or accelerate the vesting of, any benefit granted under the 2002 Stock Plan. The plan has no specific term and, subject to the terms of the 2002 Stock Plan, including those requiring approval by the Company's stockholders and those limiting the period over which incentive stock options or any other benefits may be granted, will continue in full force and effect until terminated. The 2002 Stock Plan may be terminated at any time by the Board.

Federal Income Tax Consequences

        The federal income tax treatment for the two types of options that can be granted under the 2002 Stock Plan is as follows:

Incentive Stock Options

        Under the Code, an employee generally recognizes no regular taxable income as the result of the grant or the exercise of an incentive stock option. However, an amount equal to the difference between the fair market value of the stock on the date of exercise and the exercise price must be included in the employee's alternative minimum taxable income (which may cause the employee to be liable for alternative minimum tax in that year).

        The tax treatment of a sale or disposition of shares acquired under an incentive stock option will depend on whether the holding period requirements are satisfied. The holding period requirements will generally be satisfied if an optionee does not sell or dispose of such shares until after the later of one year after the exercise of such an option or two years after the date such option is granted.

        If the holding period requirements are satisfied and an employee sells or disposes of shares acquired upon exercise of an incentive stock option, the optionee will recognize gain or loss equal to the difference between the sale price and the exercise price. Such gain or loss will be characterized for federal income tax purposes as long-term capital gain or loss.

        If the holding period requirements are not satisfied and an employee sells or disposes of such shares, then the overall gain or loss on such sale or disposition is bifurcated into compensation and capital elements. The overall gain or loss is an amount equal to the difference between the sale price of the shares and the exercise price. With respect to the compensation element, the optionee must recognize as ordinary compensation income upon such sale or disposition an amount equal to the difference between (a) the lower of the fair market value of the shares at the date of the option exercise or the sale price of the shares and (b) the exercise price. With respect to the capital element, the optionee must recognize as capital gain or loss the difference between the overall gain (or loss) and the compensation element. If the shares have been held for more than 12 months, then any such gain or loss will be long-term capital gain or loss.

        Generally, the Company will not be entitled to any deduction for federal income tax purposes in connection with the grant or exercise of an incentive stock option, regardless of the applicability of the alternative minimum tax to the optionee. However, if the holding period requirements are not satisfied with respect to the sale or disposition of any shares acquired under an incentive stock option, then the Company will be entitled to a tax deduction in the year of such sale or disposition equal to the compensation element recognized by the optionee as a result of such sale or disposition.

Non-Qualified Stock Options

        An optionee generally recognizes no taxable income as a result of the grant of a non-qualified stock option, provided that such option does not have a readily ascertainable fair market value at the time it is granted. Upon exercise of a non-qualified stock option, an optionee will normally recognize ordinary compensation income for federal tax purposes equal to the excess, if any, of the fair market value of the shares over the exercise price. Optionees who are employees will be subject to withholding with respect to income recognized upon exercise of a non-qualified stock option.

        The Company will be entitled to a tax deduction in the amount and in the year that any such ordinary income is recognized by the optionee, provided that the optionee's total compensation is deemed reasonable in amount.

        Upon a sale of shares acquired pursuant to the exercise of a non-qualified stock option, any difference between the sale price and the fair market value of the shares on the date of exercise will be treated as a capital gain or loss and will qualify for long-term capital gain or loss treatment if the shares have been held for more than 12 months.

Stock Appreciation Rights and Stock Awards

        Generally, the grantee of a stock appreciation right or stock award recognizes no taxable income as a result of such grant.

        Upon exercise of a stock appreciation right, the grantee will normally recognize ordinary compensation income for federal tax purposes equal to the payment due under such stock appreciation right. Upon the acquisition of shares under a stock award, a grantee will normally recognize ordinary compensation income equal to the excess, if any, of the fair market value of the shares at the time of acquisition over the purchase price of such shares.

        Upon a subsequent sale of any shares acquired pursuant to a stock award, any difference between the sale price and the fair market value of the shares upon the date of acquisition or the vesting date will be treated as a capital gain or loss and will qualify for long-term capital gain or loss treatment if the shares have been held for more than 12 months.

        Grantees who are employees will be subject to withholding with respect to income recognized upon exercise of a stock appreciation right or under a stock award.

        The Company will be entitled to a tax deduction in the amount and in the year that any ordinary income is recognized by the grantee pursuant to a stock appreciation right or stock award, provided that the grantee's total compensation is deemed reasonable in amount.

Market Price of Common Stock

        The closing price of the Company's Common Stock as traded on The American Stock Exchange was $3.60 per share on March 29, 2004. As of such date, the approximate aggregate market value of the shares of the Company's Common Stock available for issuance under the 2002 Stock Plan was $40,303,123. Shares with an additional aggregate market value on such date of $2,765,250 were subject to options the grant of which is subject to the approval by the Company's stockholders of Proposal 2 set forth in this proxy statement.

Information Regarding New Plan Benefits

        On March 12, 2004, the Board of Directors approved the grant of options under the 2002 Stock Plan to purchase a total of 1,430,000 shares of common stock, subject to stockholder approval of the amendments to the 2002 Plan described in this proxy statement. The following table sets forth the number of shares subject to options under the 2002 Stock Plan held by James P. Santelli, Kevin L. Nieuwsma and David M. Cairnie (all of whom are executive officers of the Company), four of the Company's non-employee directors and 14 non-executive officer employees, subject to stockholder approval. The Compensation Committee and the Board have the discretion to issue additional options to the individuals and groups named below from time to time, but the amounts and the dollar value of such option grants currently are not determinable.

New Plan Benefits

Digital Angel Corporation 2002 Stock Plan

Name and Position	Number of Shares
James P. Santelli Current Vice President—Finance and Chief Financial Officer	150,000	(1)
Kevin L. Nieuwsma Current Vice President	100,000	(2)
David M. Cairnie Current Managing Director of Signature Industries, Ltd.	100,000	(3)
Executive group (3 persons)	350,000	(1)(2)(3)
Non-executive director group (4 persons)	525,000	(4)
Non-executive officer employee group (14 persons)	555,000	(5)

(1)
On March 12, 2004, the board approved the grant to Mr. Santelli of an option to purchase 150,000 shares of common stock at an exercise price of $3.79 per share. The option has a term on 10 years,

  vests as to 100% of the shares subject to the option on March 16, 2007 but only if Mr. Santelli is then an officer of the Company, and is not an "incentive stock option" within the meaning of Section 422 of the Code.

(2)
On March 12, 2004, the board approved the grant to Mr. Nieuwsma of an option to purchase 100,000 shares of common stock at an exercise price of $3.79 per share. The option has a term on 10 years, vests as to 100% of the shares subject to the option on March 16, 2007 but only if Mr. Nieuwsma is then an officer of the Company, and is not an "incentive stock option" within the meaning of Section 422 of the Code.

(3)
On March 12, 2004, the board approved the grant to Mr. Cairnie of an option to purchase 100,000 shares of common stock at an exercise price of $3.79 per share. The option has a term of 10 years from the date of grant, vests as to 33 1/3% of the shares subject to option on March 16, 2005, 2006 and 2007 but only if Mr. Cairnie is an officer of the Company on each of such dates, and is not considered an "incentive stock option" within the meaning of Section 422 of the Code.

(4)
On March 12, 2004, the board approved the grant of options to purchase the following number of shares to the following individuals, all of whom are non-employee/non-executive directors of the Company: Howard S. Weintraub. Ph.D. (100,000), Michael S. Zarriello (100,000) and Kevin H. McLaughlin (100,000). The exercise price of the options is $3.79 per share. These options have a term of 10 years from the date of grant, vest as to 33 1/3% of the shares subject to options on March 16, 2005, 2006 and 2007 but only if such directors are directors of the Company on each of such dates, and are not "incentive stock options" within the meaning of Section 422 of the Code. In addition, on March 12, 2004, the board approved the grant of options in lieu of anticipated Directors' compensation for the period from April 1, 2004 through March 31, 2005 to purchase the following number of shares to the following individuals, all of whom are non-employee/non-executive directors of the Company: Howard S. Weintraub, Ph.D. (75,000), Michael S. Zarriello (75,000) and John R. Block (75,000). The exercise price of the options is $3.79 per share. These options have a term of 10 years from the date of grant, vest as to 25% of the shares subject to options on June 30, 2004, September 30, 2004, December 31, 2004 and March 31, 2005 but only if such directors are directors of the Company on each of such dates, and are not "incentive stock options" within the meaning of Section 422 of the Code.

(5)
On March 12, 2004, the board approved the grant of options to purchase a total of 555,000 shares of its common stock to 14 members of the non-executive officer employee group. The exercise price of the options is $3.79 per share. These options have a term of 10 years from the date of grant, vest as to 33 1/3% of the shares subject to options on March 16, 2005, 2006 and 2007 but only if such employees are employees of the Company on each of such dates, and are not "incentive stock options" within the meaning of Section 422 of the Code.

Stockholder Approval

        The Code requires that the amendment to the 2002 Stock Plan be submitted to the Company's stockholders for approval. The affirmative vote of a majority of the shares of Common Stock of the Company represented at the Annual Meeting either in person or by proxy, assuming a quorum is present, is required to amend the 2002 Stock Plan. If the stockholders do not approve of the amendment, the amendment will not be effective.

        The Board of Directors recommends that the stockholders vote for the approval of the amendment to the 2002 Stock Plan as set forth in Proposal 2.

PROPOSAL 3
RATIFICATION OF OPTIONS OUTSIDE THE GRANTED 2002 STOCK PLAN

        On January 13, 2004 and February 18, 2004, options to purchase the following number of shares were granted to the following individuals: Kevin N. McGrath (1,000,000) and Scott R. Silverman (500,000). These options were granted outside of the Company's stock plans, including the 1998 Stock Plan and 2002 Stock Plan. The terms of these options are as follows:

  •
  On January 13, 2004, the board approved the grant to Mr. McGrath of an option to purchase 1,000,000 shares of common stock at an exercise price of $3.92 per share. The option has a term of 10 years, vests as to 33 1/3% of the shares subject to option on January 13, 2005, 2006 and 2007 but only if Mr. McGrath is an officer of the Company on each of such dates, and is not considered an "incentive stock option" within the meaning of Section 422 of the Code.

  •
  On February 18, 2004, the board approved the grant to Mr. Silverman of an option to purchase 500,000 shares of common stock at an exercise price of $3.43 per share. The option has a term of 10 years, vests as to 100% of the shares subject to the option on February 18, 2005 but only if Mr. Silverman is then a director of the Company, and is not an "incentive stock option" within the meaning of Section 422 of the Code.

        Stockholder approval of the grants of these options is required under the AMEX Rules.

        The affirmative vote of a majority of the shares of common stock of the Company represented at the Annual Meeting either in person or by proxy, assuming a quorum is present, is required to ratify the grant of these options. If stockholders do not ratify the grant of these options, the options will not be granted.

        The Board of Directors recommends that the stockholders vote for the ratification of the grant of the options as set forth in Proposal 3.

PROPOSAL 4
RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS

        The Audit Committee of the Board of Directors has appointed and the Board affirmed the appointment of the firm of Eisner LLP as independent auditors for the fiscal year ending December 31, 2004, subject to the ratification of the holders of the Company's common stock. If the holders of the common stock do not ratify the selection of Eisner LLP, other independent accountants may be considered and selected by the Audit Committee, or the Audit Committee may affirm its selection of Eisner LLP as the Company's independent auditors. All proxies received in response to this solicitation will be voted in favor of the ratification of the appointment of Eisner LLP as the Company's independent auditors, unless other instructions are indicated thereon. No representative of Eisner LLP will be present at the Annual Meeting.

        The Company engaged Eisner LLP on May 23, 2002 as its independent auditors to audit its financial statements for the fiscal year ending December 31, 2002. During 2000 and 2001 and in the subsequent interim period from January 1, 2002 through May 23, 2002, the Company did not consult with Eisner LLP on items which concern the application of accounting principles generally, or as to a specific transaction or group of either completed or proposed transactions, or as to the type of audit opinion that might be rendered on the Company's financial statements. Eisner LLP did not prepare a report on the Company's financial statements for fiscal 2000 or 2001. Therefore, no report was issued by Eisner LLP that could contain an adverse opinion or disclaimer of opinion, or a qualification or modification, as to uncertainty, audit scope or accounting principles. The audit report of Eisner LLP for the year ended December 31, 2002 contained an explanatory paragraph expressing doubt about the Company's ability to continue as a going concern.

        On May 14, 2002, Grant Thornton, LLP ("Grant Thornton") notified the Company that it had resigned as the Company's certifying accountant. Since Grant Thornton was engaged on April 18, 2002, it did not prepare a report on the Company's financial statements for fiscal 2000 or 2001. Therefore, no report was issued by Grant Thornton that could contain an adverse opinion or disclaimer of opinion, or a qualification or modification, as to uncertainty, audit scope or accounting principles. Between April 18, 2002 and May 14, 2002, there were no disagreements with Grant Thornton on any matter of accounting principles or accounting practices, financial statement disclosure, or auditing scope or procedure. Grant Thornton advised the Company that its decision to resign was caused by its resignation as auditor for ADSX, the Company's majority shareholder.

        On April 18, 2002, the Company dismissed BDO Seidman LLP ("BDO") as the Company's certifying accountant. BDO's report on the financial statements of the Company for its past two fiscal years contained no adverse opinion or disclaimer of opinion, nor was the report qualified or modified as to uncertainty, audit scope, or accounting principle. The decision to change accountants was unanimously approved by the Company's Board of Directors, including all members of the Company's Audit Committee. During the fiscal years ending October 31, 2000 and 2001 and through the subsequent interim period beginning November 1, 2001 and ending April 18, 2002, there were no disagreements with BDO on any manner of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

Audit and Non-Audit Fees

        Fees billed to the Company by Eisner LLP for the years ended December 31, 2003 and 2002 were as follows:

        Audit Fees.    The aggregate fees billed and to be billed for the audit of the Company's annual financial statements for the fiscal years ended December 31, 2003 and 2002, for the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-Q, and for other services that generally only an independent auditor reasonably can provide, such as comfort letters, statutory audits, attest services, consents and assistance with and review of documents filed with the SEC, were $278,115 in 2003 and $275,595 in 2002.

        Audit-Related Fees.    The aggregate fees billed for audit-related services for the fiscal years ended December 31, 2003 and 2002 were $1,500 and $0, respectively. These fees included any employee benefit plan audit, due diligence related to mergers and acquisitions, accounting consultations and audits in connection with acquisitions, internal control reviews, attest services not required by statute or regulation, and consultation concerning accounting and reporting standards for the fiscal years ended December 31, 2003 and December 31, 2002.

        Tax Fees.    The aggregate fees billed for tax services for the fiscal years ended December 31, 2003 and 2002 were $0 and $0, respectively. These fees would have related to tax compliance, tax planning and tax advice for the fiscal years ended December 31, 2003 and December 31, 2002. Tax compliance generally involves preparation of original and amended tax returns, claims for refund and tax payment and planning services. Tax planning and tax advice encompass a diverse range of services, including assistance with tax audits and appeals, tax advice related to mergers and acquisitions, employee benefit plans and requests for rulings or technical advice from taxing authorities.

        All Other Fees.    The aggregate fees for services not included above for the fiscal years ended December 31, 2003 and 2002 were $0 and $0, respectively. The fees would have related to services that do not meet the above category descriptions.

        The Company has also agreed in its engagement letter with Eisner LLP to not hire Eisner LLP personnel at the manager or partner level who have been directly involved in performing auditing procedures or providing accounting advice to the Company.

        The Company's Audit Committee is responsible for appointing the Company's independent auditor and approving the terms of the independent auditor's services. The Audit Committee has established a policy for the pre-approval of all audit and permissible non-audit services to be provided by the independent auditor, as described below.

        The services performed by the independent auditor in 2003 were pre-approved in accordance with procedures followed by the Audit Committee. Before the beginning of each fiscal year, a description of the services anticipated to be performed by the independent auditor in each of the above specified categories in the ensuing fiscal year is presented to the Audit Committee for approval.

        Services provided by the independent auditor during the ensuing fiscal year were pre-approved in accordance with procedures of the Audit Committee.

        Any request for audit, audit-related, tax and other services not contemplated must be submitted to the Audit Committee for specific pre-approval, irrespective of the amount, and cannot commence until such approval has been granted. Normally, pre-approval is provided at regularly scheduled meetings of the Audit Committee. However, the authority to grant specific pre-approval between meetings, as necessary, has been delegated to the Chairman of the Audit Committee. The Chairman will update the full audit Committee at the next regularly scheduled meeting for any interim approval granted.

        On a quarterly basis, the Audit Committee reviews the status of services and fees incurred year-to-date as compared to the original list of services and the forecast of remaining services and fees for the fiscal year.

Stockholder Approval

        Although stockholder action on this matter is not required, the appointment of Eisner LLP is being recommended to the stockholders for ratification. Pursuant to applicable Delaware law, the ratification of the appointment of auditors of the Company requires the affirmative vote of the holders of a majority of the shares of Common Stock present, in person or by proxy, and entitled to vote at the Meeting. Abstentions and broker non-votes will be counted and will have the same effect as a vote against this proposal.

        The Board of Directors recommends that the stockholders vote for the ratification of the appointment of Eisner LLP as independent auditors as set forth in Proposal 4.

PROPOSALS OF STOCKHOLDERS

        Any stockholder of the Company who wishes to present a proposal at the 2005 Annual Meeting of Stockholders and who wishes to have such proposal included in the Company's proxy statement for that meeting must deliver a copy of such proposal to the Company at 490 Villaume Avenue, South St. Paul, Minnesota 55075, Attention: Corporate Secretary, for receipt not later than December 16, 2004. The Company reserves the right to decline to include in the Company's proxy statement any stockholder's proposal that does not comply with the rules of the SEC for inclusion therein.

        For any proposal that is not submitted for inclusion in next year's proxy statement but is instead sought to be presented directly at the 2005 Annual Meeting of Stockholders, management will be able to vote proxies in its discretion if the Company: (1) receives notice of the proposal before the close of business on February 28, 2005 and advises stockholders in the 2004 Proxy Statement about the nature of the matter and how management intends to vote on such matters; or (2) does not receive notice of the proposal before the close of business on February 28, 2005. Notices of intention to present proposals at the 2005 Annual Meeting of Stockholders should be addressed to: Digital Angel Corporation, 490 Villaume Avenue, South St. Paul, Minnesota 55075, Attention: Corporate Secretary.

OTHER BUSINESS

        At the date of this Proxy Statement, management knows of no other business that may properly come before the Annual Meeting. However, if any other matters properly come before the meeting, the persons named in the enclosed form of proxy will vote the proxies received in response to this solicitation in accordance with their best judgment on such matters.

ANNUAL REPORTS

        The Company is mailing a copy of its Annual Report to Stockholders with this proxy statement. However, the Annual Report is not to be considered part of the proxy solicitation materials.

        The Company's Annual Report on Form 10-K is available without charge upon written request to Mr. James P. Santelli, Digital Angel Corporation, 490 Villaume Avenue, South St. Paul, Minnesota 55075.

HOUSEHOLDING

        As permitted by the Securities Exchange Act of 1934, only one copy of this proxy statement is being delivered to stockholders residing at the same address, unless such stockholders have notified the Company of their desire to receive multiple copies of the proxy statement. The Company will promptly deliver, upon oral or written request, a separate copy of the proxy statement to any stockholder residing at an address to which only one copy was mailed. Requests for additional copies should be directed to: Digital Angel Corporation, 490 Villaume Avenue, South St. Paul, Minnesota 55075, Attention: Corporate Secretary.

        Stockholders residing at the same address and currently receiving only one copy of the proxy statement may contact the Corporate Secretary at the address set forth above to request multiple copies of proxy statements in the future. Stockholders residing at the same address and currently receiving multiple copies of proxy statements may contact the Corporate Secretary to request that only a single copy of proxy statements be mailed in the future.

Dated: April 9, 2004.	By Order of the Board of Directors,

James P. Santelli, Secretary

AMENDED AND RESTATED
DIGITAL ANGEL CORPORATION
TRANSITION STOCK OPTION PLAN

1.     NAME AND PURPOSE

        1.1    Name.

          The name of this Plan is the "Digital Angel Corporation Transition Stock Option Plan."

        1.2    Purpose.

          The Company has established this Plan to retain, motivate and reward Employees and Directors of Digital Angel Corporation, a Delaware corporation acquired by the Company as a result of a merger completed on March 27, 2002 and to encourage ownership of the Company's Common Stock by them.

2.     DEFINITIONS OF TERMS AND RULES OF CONSTRUCTION

        2.1    General Definitions.

          The following words and phrases, when used in the Plan, unless otherwise specifically defined or unless the context clearly otherwise requires, shall have the following respective meanings:

          2.1.1.    Affiliate.

            A Parent or Subsidiary of the Company.

          2.1.2.    Agreement.

            The document which evidences the grant of any Benefit under the Plan and which sets forth the Benefit and the terms, conditions and provisions of, and restrictions relating to, such Benefit.

          2.1.3.    Benefit.

            Any benefit granted to a Participant under the Plan.

          2.1.4.    Board.

            The Board of Directors of the Company.

          2.1.5.    Cash Award.

            A Benefit payable in the form of cash.

          2.1.6.    Change of Control.

            If any "person" (as such term is used in Sections 13(d) and 14(d)(2) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of securities of the Company representing 20% or more of the combined voting power of the Company's then outstanding securities; upon the first purchase of the Common Stock pursuant to a tender or exchange offer (other than a tender or exchange offer made by the Company); upon the approval by the Company's stockholders of a merger or consolidation, a sale or disposition of all or substantially of the Company's assets or a plan of liquidation or dissolution of the Company; or if during an period of 2 consecutive years, individuals who at the beginning of such period constitute the Board cease for any reason to constitute at least a majority thereof, unless the election or nomination for the election by the Company's stockholders of each new director was approved by a vote of at least 2/3 of the Board then still in office who were members of the Board at the beginning of

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    the period. Notwithstanding the foregoing, a Change in Control shall not be deemed to occur if the Company either merges or consolidates with or into another company or sells or disposes of all or substantially all of its assets to another company, if such merger, consolidation, sale or disposition is in connection with a corporate restructuring wherein the stockholders of the Company immediately before such merger, consolidation, sale or disposition own, directly or indirectly, immediately following such merger, consolidation, sale or disposition of at least 80% of the combined voting power of all outstanding classes of securities of the company resulting from such merger or consolidation, or to which the Company sells or disposes of its assets, in substantially the same proportion as their ownership in the Company immediately before such merger, consolidation, sale or disposition.

          2.1.7.    Code.

            The Internal Revenue Code of 1986, as amended. Any reference to the Code includes the regulations promulgated pursuant to the Code.

          2.1.8    Company.

            Digital Angel Corporation

          2.1.9.    Committee.

            The Committee described in Section 5.1.

          2.1.10.    Common Stock.

            The Company's common stock, par value $.005 per Share.

          2.1.11.    Director.

            A member of the Board or a member of the Board of Directors of an Affiliate.

          2.1.12.    Effective Date.

            April 11, 2002.

          2.1.13.    Employee.

            Any person employed by the Employer.

          2.1.14    Employer.

            The Company and all Affiliates.

          2.1.15.    Exchange Act.

            The Securities Exchange Act of 1934, as amended.

          2.1.16.    Fair Market Value.

            The last sale price, regular way, or, in case no such sale takes place on such date, the average of the closing bid and asked prices, regular way, of the Shares, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange, Inc. (the "NYSE") or, if the Shares are not listed or admitted to trading on the NYSE, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Shares are listed or admitted to trading or, if the Shares are not listed or admitted to trading on any national securities exchange, the last quoted sale price on such date or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market on such date, as reported by the National Association of Securities Dealers, Inc. Automated Quotations System or such other system then in use, or, if

2

    on any such date the Shares are not quoted by any such organization, the average of the closing bid and asked prices on such date as furnished by a professional market maker making a market in the Shares selected by the Committee. If the Shares are not publicly held or so listed or publicly traded, the determination of the Fair Market Value per Share shall be made in good faith by the Committee.

          2.1.17.    Fiscal Year.

            The taxable year of the Company which is the calendar year.

          2.1.18.    ISO.

            An Incentive Stock Option as defined in Section 422 of the Code.

          2.1.19.    NQSO.

            A non-qualified stock Option, which is an Option that does not qualify as an ISO.

          2.1.20.    Option.

            An option to purchase Shares granted under the Plan.

          2.1.21.    Other Stock Based Award.

            An award under Section 18 that is valued in whole or in part by reference to, or is otherwise based on, Common Stock.

          2.1.22.    Parent.

            Any corporation (other than the Company or a Subsidiary) in an unbroken chain of corporations ending with the Company, if, at the time of the grant of an Option or other Benefit, each of the corporations (other than the Company) owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

          2.1.23.    Participant.

            An individual who is granted a Benefit under the Plan. Benefits may be granted only to Employees and Directors.

          2.1.24.    Performance Based Compensation.

            Compensation which meets the requirements of Section 162(m)(4)(C) of the Code.

          2.1.25.    Performance Share.

            A Share awarded to a Participant under Section 16 of the Plan.

          2.1.26.    Plan.

            The Digital Angel Corporation Transition Stock Option Plan and all amendments and supplements to it.

          2.1.27.    Reload Option.

            An Option to purchase the number of Shares used by a Participant to exercise an Option and to satisfy any withholding requirement incident to the exercise of such Option.

          2.1.28.    Restricted Stock.

            Shares issued under Section 16 of the Plan.

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          2.1.29.    Rule 16b-3.

            Rule 16b-3 promulgated by the SEC, as amended, or any successor rule in effect from time to time.

          2.1.30.    SEC.

            The Securities and Exchange Commission.

          2.1.31.    Share.

            A share of Common Stock.

          2.1.32.    SAR.

            A stock appreciation right, which is the right to receive an amount equal to the appreciation, if any, in the Fair Market Value of a Share from the date of the grant of the right to the date of its payment.

          2.1.33.    Subsidiary.

            Any corporation, other than the Company, in an unbroken chain of corporations beginning with the Company if, at the time of grant of an Option or other Benefit, each of the corporations, other than the last corporation in the unbroken chain, owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

        2.2.    Other Definitions.

          In addition to the above definitions, certain words and phrases used in the Plan and any Agreement may be defined in other portions of the Plan or in such Agreement.

        2.3.    Conflicts.

          In the case of any conflict in the terms of the Plan relating to a Benefit, the provisions in the section of the Plan which specifically grants such Benefit shall control those in a different section. In the case of any conflict between the terms of the Plan relating to a Benefit and the terms of an Agreement relating to a Benefit, the terms of the Plan shall control.

3.     COMMON STOCK

        3.1.    Number of Shares.

          The number of Shares which may be issued or sold or for which Options, SARs or Performance Shares may be granted under the Plan shall be 16,195,312. Such Shares may be authorized but unissued Shares, Shares held in the treasury, or both. The full number of Shares available may be used for any type of Option or other Benefit.

        3.2.    Reusage.

          If an Option or SAR expires or is terminated, surrendered, or canceled without having been fully exercised, if Restricted Shares or Performance Shares are forfeited, or if any other grant results in any Shares not being issued, the Shares covered by such Option or SAR, grant of Restricted Shares, Performance Shares or other grant, as the case may be, shall again be available for use under the Plan. Any Shares which are used as full or partial payment to the Company upon exercise of an Option or for any other Benefit that requires a payment to the Company shall be available for purposes of the Plan.

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        3.3.    Adjustments.

          If there is any change in the Common Stock of the Company by reason of any stock dividend, spin-off, split-up, spin-out, recapitalization, merger, consolidation, reorganization, combination or exchange of shares, or otherwise, the number of SARs and number and class of shares available for Options and grants of Restricted Stock, Performance Shares and Other Stock Based Awards and the number of Shares subject to outstanding Options, SARs, grants of Restricted Stock which are not vested, grants of Performance Shares which are not vested, and Other Stock Based Awards, and the price thereof, as applicable, shall be appropriately adjusted by the Committee.

4.     ELIGIBILITY

        4.1.    Determined By Committee.

          The Participants in this Plan shall be those persons who received options to purchase Digital Angel Corporation common stock pursuant to the Digital Angel.net, Inc. Restated Flexible Stock Plan on or prior to March 27, 2002.

5.     ADMINISTRATION

        5.1.    Committee.

          The Plan shall be administered by the Committee. The Committee shall consist of the Board, unless the Board appoints a Committee of two or more but less than all of the Board. If the Committee does not include the entire Board, it shall serve at the pleasure of the Board, which may from time to time appoint members in substitution for members previously appointed and fill vacancies, however caused, in the Committee. The Committee may select one of its members as its Chairman and shall hold its meetings at such times and places as it may determine. A majority of its members shall constitute a quorum. All determinations of the Committee made at a meeting at which a quorum is present shall be made by a majority of its members present at the meeting. Any decision or determination reduced to writing and signed by a majority of the members shall be fully as effective as if it had been made by a majority vote at a meeting duly called and held.

        5.2.    Authority.

          Subject to the terms of the Plan, the Committee shall have discretionary authority to:

    (a)
    determine the individuals to whom Benefits are granted, the type and amounts of Benefits to be granted and the date of issuance and duration of all such grants;

    (b)
    determine the terms, conditions and provisions of, and restrictions relating to, each Benefit granted;

    (c)
    interpret and construe the Plan and all Agreements;

    (d)
    prescribe, amend and rescind rules and regulations relating to the Plan;

    (e)
    determine the content and form of all Agreements;

    (f)
    determine all questions relating to Benefits under the Plan;

    (g)
    maintain accounts, records and ledgers relating to Benefits;

    (h)
    maintain records concerning its decisions and proceedings;

    (i)
    employ agents, attorneys, accountants or other persons for such purposes as the Committee considers necessary or desirable;

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    (j)
    take, at any time, any action required or permitted by Section 9.1 or 9.2(a), respectively, irrespective of whether any Change of Control has occurred or is imminent;

    (k)
    determine, except to the extent otherwise provided in the Plan, whether and the extent to which Benefits under the Plan will be structured to conform to the requirements applicable to Performance-Based Compensation, and to take such action, establish such procedures, and impose such restrictions at the time such Benefits are granted as the Committee determines to be necessary or appropriate to conform to such requirements; and

    (l)
    do and perform all acts which it may deem necessary or appropriate for the administration of the Plan and carry out the purposes of the Plan.

        5.3.    Delegation.

          Except as required by Rule 16b-3 with respect to grants of Options, Stock Appreciation Awards, Performance Shares, Other Stock Based Awards, or other Benefits to individuals who are subject to Section 16 of the Exchange Act or as otherwise required for compliance with Rule 16b-3 or other applicable law, the Committee may delegate all or any part of its authority under the Plan to any Employee, Employees or committee.

        5.4.    Determination.

          All determinations of the Committee shall be final.

6.     AMENDMENT

        6.1.    Power of Board.

          Except as hereinafter provided, the Board shall have the sole right and power to amend the Plan at any time and from time to time.

        6.2.    Limitation.

          The Board may not amend the Plan, without approval of the stockholders of the Company:

    (a)
    in a manner which would cause Options which are intended to qualify as ISOs to fail to qualify;

    (b)
    in a manner which would cause the Plan to fail to meet the requirements of Rule 16b-3; or

    (c)
    in a manner which would violate applicable law.

7.     TERM AND TERMINATION

        7.1.    Term.

          The Plan shall commence as of the Effective Date and, subject to the terms of the Plan, including those requiring approval by the stockholders of the Company and those limiting the period over which ISOs or any other Benefits may be granted, shall continue in full force and effect until terminated.

        7.2.    Termination.

          The Plan may be terminated at any time by the Board.

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8.     MODIFICATION OR TERMINATION OF BENEFITS

        8.1.    General.

          Subject to the provisions of Section 8.2, the amendment or termination of the Plan shall not adversely affect a Participant's right to any Benefit granted prior to such amendment or termination.

        8.2.    Committee's Right.

          Any Benefit granted may be converted, modified, forfeited or canceled, in whole or in part, by the Committee if and to the extent permitted in the Plan or applicable Agreement or with the consent of the Participant to whom such Benefit was granted. Except as may be provided in an Agreement, the Committee may, in its sole discretion, in whole or in part, waive any restrictions or conditions applicable to, or accelerate the vesting of, any Benefit.

9.     CHANGE OF CONTROL

        9.1.    Vesting and Payment.

          In the event of a Change of Control:

    (a)
    all outstanding Options shall become fully exercisable, except to the extent that the right to exercise the Option is subject to restrictions established in connection with an SAR that is issued in tandem with the Option;

    (b)
    all outstanding SARs shall become immediately payable, except to the extent that the right to exercise the SAR is subject to restrictions established in connection with an Option that is issued in tandem with the SAR.

    (c)
    all Shares of Restricted Stock shall become fully vested;

    (d)
    all Performance Shares shall be deemed to be fully earned and shall be paid out in such manner as determined by the Committee; and

    (e)
    all Cash Awards, Other Stock Based Awards and other Benefits shall become fully vested and/or earned and paid out in such manner as determined by the Committee.

        9.2.    Other Action

          In the event of a Change of Control, the Committee, in its sole discretion, may, in addition to the provisions of Section 9.1 above and to the extent not inconsistent therewith:

    (a)
    provide for the purchase of any Benefit for an amount of cash equal to the amount which could have been attained upon the exercise or realization of such Benefit had such Benefit been currently exercisable or payable;

    (b)
    make such adjustment to the Benefits then outstanding as the Committee deems appropriate to reflect such transaction or change; and/or

    (c)
    cause the Benefits then outstanding to be assumed, or new Benefits substituted therefor, by the surviving corporation in such change.

10.   AGREEMENTS AND CERTAIN BENEFITS

        10.1.    Grant Evidenced by Agreement.

          The grant of any Benefit under the Plan may be evidenced by an Agreement which shall describe the specific Benefit granted and the terms and conditions of the Benefit. The granting of

7

  any Benefit shall be subject to, and conditioned upon, the recipient's execution of any Agreement required by the Committee. Except as otherwise provided in an Agreement, all capitalized terms used in the Agreement shall have the same meaning as in the Plan, and the Agreement shall be subject to all of the terms of the Plan.

        10.2.    Provisions of Agreement.

          Each Agreement shall contain such provisions that the Committee shall determine to be necessary, desirable and appropriate for the Benefit granted which may include, but not necessarily be limited to, the following with respect to any Benefit: description of the type of Benefit; the Benefit's duration; its transferability; if an Option, the exercise price, the exercise period and the person or persons who may exercise the Option; the effect upon such Benefit of the Participant's death, disability, changes of duties or termination of employment; the Benefit's conditions; when, if, and how any Benefit may be forfeited, converted into another Benefit, modified, exchanged for another Benefit, or replaced; and the restrictions on any Shares purchased or granted under the Plan.

        10.3.    Transferability.

          Unless otherwise specified in an Agreement or permitted by the Committee, each Benefit granted shall be not transferable other than by will or the laws of descent and distribution and shall be exercisable during a Participant's lifetime only by him.

11.   REPLACEMENT AND TANDEM AWARDS

        11.1.    Replacement.

          The Committee may permit a Participant to elect to surrender a Benefit in exchange for a new Benefit.

        11.2.    Tandem Awards.

          Awards may be granted by the Committee in tandem. However, no Benefit may be granted in tandem with an ISO except SARs.

12.   PAYMENT, DIVIDENDS, DEFERRAL AND WITHHOLDING

        12.1.    Payment.

          Upon the exercise of an Option or in the case of any other Benefit that requires a payment by a Participant to the Company, the amount due the Company is to be paid:

    (a)
    in cash, including by means of a so-called "cashless exercise" of an Option;

    (b)
    by the surrender of all or part of a Benefit (including the Benefit being exercised);

    (c)
    by the tender to the Company of Shares owned by the optionee and registered in his name having a Fair Market Value equal to the amount due to the Company;

    (d)
    in other property, rights and credits deemed acceptable by the Committee, including the Participant's promissory note;

    (e)
    by any combination of the payment methods specified in (a), (b), (c) and (d) above.

        Notwithstanding, the foregoing, any method of payment other than (a) may be used only with the consent of the Committee or if and to the extent so provided in an Agreement. The proceeds of the sale of Shares purchased pursuant to an Option and any payment to the Company for other Benefits

8

shall be added to the general funds of the Company or to the Shares held in treasury, as the case may be, and used for the corporate purposes of the Company as the Board shall determine.

        12.2.    Dividend Equivalents.

          Grants of Benefits in Shares or Share equivalents may include dividend equivalent payments or dividend credit rights.

        12.3.    Deferral.

          The right to receive any Benefit under the Plan may, at the request of the Participant, be deferred for such period and upon such terms as the Committee shall determine, which may include crediting of interest on deferrals of cash and crediting of dividends on deferrals denominated in Shares.

        12.4.    Withholding.

          The Company may, at the time any distribution is made under the Plan, whether in cash or in Shares, or at the time any Option is exercised, withhold from such distribution or Shares issuable upon the exercise of an Option, any amount necessary to satisfy federal, state and local income and/or other tax withholding requirements with respect to such distribution or exercise of such Options. The Committee or the Company may require a participant to tender to the Company cash and/or Shares in the amount necessary to comply with any such withholding requirements.

13.   OPTIONS

        13.1.    Types of Options.

          It is intended that both ISOs and NQSOs, which may be Reload Options, may be granted by the Committee under the Plan.

        13.2.    Grant of ISOs and Option Price.

          Each ISO must be granted to an Employee and granted within ten years from the earlier of the date of adoption by the Board or the Effective Date. The purchase price for Shares under any ISO shall be no less than the Fair Market Value of the Shares at the time the Option is granted.

        13.3.    Other Requirements for ISOs.

          The terms of each Option which is intended to qualify as an ISO shall meet all requirements of Section 422 of the Code.

        13.4.    NQSOs.

          The terms of each NQSO shall provide that such Option will not be treated as an ISO. The purchase price for Shares under any NQSO shall be no less than 85% of the Fair Market Value of the Shares at the time the Option is granted.

        13.5.    Determination by Committee.

          Except as otherwise provided in Section 13.2 through Section 13.4, the terms of all Options shall be determined by the Committee.

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14.   SARS

        14.1.    Grant and Payment.

          The Committee may grant SARs. Upon electing to receive payment of a SAR, a Participant shall receive payment in cash, in Shares, or in any combination of cash and Shares, as the Committee shall determine.

        14.2.    Grant of Tandem Award.

          The Committee may grant SARs in tandem with an Option, in which case: the exercise of the Option shall cause a correlative reduction in SARs standing to a Participant's credit which were granted in tandem with the Option; and the payment of SARs shall cause a correlative reduction of the Shares under such Option.

        14.3.    ISO Tandem Award.

          When SARs are granted in tandem with an ISO, the SARs shall have such terms and conditions as shall be required for the ISO to qualify as an ISO.

        14.4.    Payment of Award.

          SARs shall be paid by the Company to a Participant, to the extent payment is elected by the Participant (and is otherwise due and payable), as soon as practicable after the date on which such election is made.

15.   ANNUAL LIMITATIONS

        15.1.    Limitation on Options and SARs.

          The number of (a) Shares covered by Options where the purchase price is no less than the Fair Market Value of the Shares on the date of grant plus (b) SARs which may be granted to any Participant in any Fiscal Year shall not exceed 1,000,000.

        15.2.    Computations.

          For purposes of Section 15.1: Shares covered by an Option that is canceled shall count against the maximum, and, if the exercise price under an Option is reduced, the transaction shall be treated as a cancellation of the Option and a grant of a new Option; and SARs covered by a grant of SARs that is canceled shall count against the maximum, and, if the Fair Market Value of a Share on which the appreciation under a grant of SARs will be calculated is reduced, the transaction will be treated as a cancellation of the SARs and the grant of a new grant of SARs.

16.   RESTRICTED STOCK AND PERFORMANCE SHARES

        16.1.    Restricted Stock.

          The Committee may grant Benefits in Shares available under Section 3 of the Plan as Restricted Stock. Shares of Restricted Stock shall be issued and delivered at the time of the grant or as otherwise determined by the Committee, but shall be subject to forfeiture until provided otherwise in the applicable Agreement or the Plan. Each certificate representing Shares of Restricted Stock shall bear a legend referring to the Plan and the risk of forfeiture of the Shares and stating that such Shares are nontransferable until all restrictions have been satisfied and the legend has been removed. At the discretion of the Committee, the grantee may or may not be entitled to full voting and dividend rights with respect to all shares of Restricted Stock from the date of grant.

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        16.2.    Cost of Restricted Stock.

          Unless otherwise determined by the Committee, grants of Shares of Restricted Stock shall be made at a per Share cost to the Participant equal to par value.

        16.3.    Non-Transferability.

          Shares of Restricted Stock shall not be transferable until after the removal of the legend with respect to such Shares.

        16.4.    Performance Shares.

          Performance Shares are the right of an individual to whom a grant of such Shares is made to receive Shares or cash equal to the Fair Market Value of such Shares at a future date in accordance with the terms and conditions of such grant. The terms and conditions shall be determined by the Committee, in its sole discretion, but generally are expected to be based substantially upon the attainment of targeted profit and/or performance objectives.

        16.5.    Grant.

          The Committee may grant an award of Performance Shares. The number of Performance Shares and the terms and conditions of the grant shall be set forth in the applicable Agreement.

17.   CASH AWARDS

        17.1.    Grant.

          The Committee may grant Cash Awards at such times and (subject to Section 17.2) in such amounts as it deems appropriate.

        17.2.    Rule 16b-3.

          The amount of any Cash Award in any Fiscal Year to any Participant who is subject to Section 16 of the Exchange Act shall not exceed the greater of $100,000 or 100% of his cash compensation (excluding any Cash Award under this Section 17) for such Fiscal Year.

        17.3.    Restrictions.

          Cash Awards may be subject or not subject to conditions (such as an investment requirement), restricted or nonrestricted, vested or subject to forfeiture and may be payable currently or in the future or both.

18.   OTHER STOCK BASED AWARDS AND OTHER BENEFITS

        18.1.    Other Stock Based Awards.

          The Committee shall have the right to grant Other Stock Based Awards which may include, without limitation, the grant of Shares based on certain conditions, the payment of cash based on the performance of the Common Stock, and the grant of securities convertible into Shares.

        18.2.    Other Benefits.

          The Committee shall have the right to provide types of Benefits under the Plan in addition to those specifically listed, if the Committee believes that such Benefits would further the purposes for which the Plan was established.

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19.   MISCELLANEOUS PROVISIONS

        19.1.    Underscored References.

          The underscored references contained in the Plan are included for convenience only, and they shall not be construed as a part of the Plan or in any respect affecting or modifying its provisions.

        19.2.    Number and Gender.

          The masculine and neuter, wherever used in the Plan, shall refer to either the masculine, neuter or feminine; and, unless the context otherwise requires, the singular shall include the plural and the plural the singular.

        19.3.    Unfunded Status of Plan.

          The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments or deliveries of Shares not yet made to a Participant by the Company, nothing contained herein shall give any rights that are greater than those of a general creditor of the Company. The Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Shares or payments hereunder consistent with the foregoing.

        19.4.    Termination of Employment.

          If the employment of a Participant by the Company terminates for any reason, except as otherwise provided in an Agreement, all unexercised, deferred, and unpaid Benefits may be exercisable or paid only in accordance with rules established by the Committee. These rules may provide, as the Committee may deem appropriate, for the expiration, forfeiture, continuation, or acceleration of the vesting of all or part of the Benefits.

        19.5.    Designation of Beneficiary.

          A Participant may file with the Committee a written designation of a beneficiary or beneficiaries (subject to such limitations as to the classes and number of beneficiaries and contingent beneficiaries as the Committee may from time to time prescribe) to exercise, in the event of the death of the Participant, an Option, or to receive, in such event, any Benefits. The Committee reserves the right to review and approve beneficiary designations. A Participant may from time to time revoke or change any such designation of beneficiary and any designation of beneficiary under the Plan shall be controlling over any other disposition, testamentary or otherwise; provided, however, that if the Committee shall be in doubt as to the right of any such beneficiary to exercise any Option or to receive any Benefit, the Committee may determine to recognize only an exercise by the legal representative of the recipient, in which case the Company, the Committee and the members thereof shall not be under any further liability to anyone.

        19.6.    Governing Law.

          This Plan shall be construed and administered in accordance with the laws of the State of Delaware, without giving effect to conflict of laws principles.

        19.7.    Purchase for Investment.

          The Committee may require each person purchasing Shares pursuant to an Option or other award under the Plan to represent to and agree with the Company in writing that such person is acquiring the Shares for investment and without a view to distribution or resale. The certificates for such Shares may include any legend that the Committee deems appropriate to reflect any restrictions on transfer. All certificates for Shares delivered under the Plan shall be subject to such stock-transfer orders and other restrictions as the Committee may deem advisable under all

12

  applicable laws, rules and regulations, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate references to such restrictions.

        19.8.    No Employment Contract.

          Neither the adoption of the Plan nor any Benefit granted hereunder shall confer upon any Employee any right to continued employment nor shall the Plan or any Benefit interfere in any way with the right of the Employer to terminate the employment of any of its Employees at any time.

        19.9.    No Effect on Other Benefits.

          The receipt of Benefits under the Plan shall have no effect on any benefits to which a Participant may be entitled from the Employer, under another plan or otherwise, or preclude a Participant from receiving any such benefits.

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DIGITAL ANGEL CORPORATION

ANNUAL MEETING OF STOCKHOLDERS

Thursday, May 6, 2004

DIGITAL ANGEL CORPORATION	proxy

This proxy is solicited by the Board of Directors for use at the Annual Meeting of Stockholders on May 6, 2004.

The undersigned, revoking all prior proxies, hereby appoints Kevin N. McGrath and James P. Santelli, and either of them, as proxy or proxies, with full power of substitution and revocation, to vote all shares of common stock of Digital Angel Corporation (the "Company") of record in the name of the undersigned at the close of business on March 29, 2004, at the Annual Meeting of Stockholders (the "Annual Meeting") to be held on Thursday, May 6, 2004, or at any adjournment thereof, upon the following matters:

See reverse for voting instructions.

COMPANY #

There are three ways to vote your Proxy

Your telephone or Internet vote authorizes the Named Proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

VOTE BY PHONE — TOLL FREE — 1-800-560-1965 — QUICK *** EASY *** IMMEDIATE

•
Use any touch-tone telephone to vote your proxy 24 hours a day, 7 days a week until 12 noon (CT) on May 5, 2004.
•
Please have your proxy card and the last four digits of your Social Security Number available. Follow the simple instructions the Voice provides you.

VOTE BY INTERNET — http://www.eproxy.com/doc/ — QUICK *** EASY *** IMMEDIATE

•
Use the Internet to vote your proxy 24 hours a day, 7 days a week until 12 noon (CT) on May 5, 2004.
•
Please have your proxy card and the last four digits of your Social Security Number available. Follow the simple instructions to obtain your records and create an electronic ballot.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we've provided or return it to Digital Angel Corporation, c/o Shareowner Services,SM P.O. Box 64873, St. Paul, MN 55164-0873.

If you vote by Phone or Internet, please do not mail your Proxy Card
\/ Please detach here \/

1.	Electing the following directors:	01 John R. Block 02 Kevin N. McGrath 03 Kevin H. McLaughlin	04 Scott R. Silverman 05 Howard S. Weintraub, Ph.D. 06 Michael S. Zarriello	☐	Vote FOR all nominees (except as marked)			☐	Vote WITHHELD from all nominees

(Instructions: To withhold authority to vote for any indicated nominee, write the number(s) of the nominee(s) in the box provided to the right.)

2.
	Approving an amendment to the Amended and Restated Digital Angel Corporation Transition Stock Option Plan ("2002 Stock Plan") increasing the number of shares of Company common stock subject to the plan.			☐	For	☐	Against	☐	Abstain
3.	Ratifying options granted outside the 2002 Stock Plan to certain officers, directors and key employees of the Company.			☐	For	☐	Against	☐	Abstain
4.	Ratifying the appointment to Eisner LLP as independent auditors for the fiscal year ending December 31, 2004.			☐	For	☐	Against	☐	Abstain
In their discretion, the Proxies are authorized to vote upon any other matters as may properly come before the Annual Meeting or any adjournments thereof.
Please mark, date, sign, and mail this proxy promptly in the enclosed envelope.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposals 1, 2, 3 and 4. The Board of Directors recommends a vote for Proposals 1, 2, 3 and 4.
Address Change? Mark Box		☐ Indicate changes below:			Date:

Signature(s) in Box
Please sign your name exactly as it appears below. In the case of shares owned in joint tenancy or as tenants in common, all should sign. Fiduciaries should indicate their title and authority.

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PROXY STATEMENT
SELECTION OF PROXIES
VOTING AND REVOCATION OF PROXY
PROPOSAL 1 ELECTION OF DIRECTORS
INFORMATION CONCERNING DIRECTORS AND EXECUTIVE OFFICERS
Summary Compensation Table
Stock Option Grants in 2003 Individual Grants
Aggregated Option Exercises In Last Fiscal Year and Fiscal Year-End Option Values
Equity Compensation Plan Information
REPORT OF THE COMPENSATION COMMITTEE
REPORT OF THE AUDIT COMMITTEE
PERFORMANCE GRAPH
BENEFICIAL OWNERSHIP OF COMMON STOCK
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
PROPOSAL 2 APPROVAL OF AMENDMENT TO 2002 STOCK PLAN INCREASING NUMBER OF SHARES
New Plan Benefits Digital Angel Corporation 2002 Stock Plan
PROPOSAL 3 RATIFICATION OF OPTIONS OUTSIDE THE GRANTED 2002 STOCK PLAN
PROPOSAL 4 RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS
PROPOSALS OF STOCKHOLDERS
OTHER BUSINESS
ANNUAL REPORTS
HOUSEHOLDING
AMENDED AND RESTATED DIGITAL ANGEL CORPORATION TRANSITION STOCK OPTION PLAN